                                                     Laurie M. Tillinghast, CFP
      [ING LOGO]                                     President
                                                     Portfolio Partners, Inc.

   January 1, 2001

   The year 2000 will be remembered as a time of change and volatility of historic proportions for the investment markets. Characterized by extreme swings in both returns and investor expectations, the year 2000 ended with most broad market equity indices down for the first time since 1994. The euphoria at the beginning of the year, when many believed that the markets could never go down and "new economy" stocks were without risk (despite their lofty valuations), ended with a dramatic reality check. This was punctuated by the greatest decline in the NASDAQ(1) stock index since its inception. "Growth" investing had come to be narrowly defined as the technology, media and telecommunications sectors, whose excessive prices far exceeded their earnings capabilities. As uncertainty over interest rates and fears of rising energy prices became apparent in early summer, the slow slide in prices turned into a free fall for many of these new economy companies. For stock pickers, Internet geeks, amateurs and day traders, humility came the hard way.

   It was a year where the basic tenets of investing: asset allocation, diversification and active, full-time professional money management were ultimately vindicated as sound investment strategies. For those who had the discipline and patience, there were positive results in this year's market. Value oriented styles outperformed growth, as did small- and mid-capitalization stocks versus large-cap equities. Although the Portfolios are more growth oriented and therefore suffered this year, keep in mind that this strategy has provided excellent longer term results over the three-year period since their inception. In general, investment managers viewed this market correction as positive; valuations are more reasonable and strong, while solid growth companies are better positioned for the future. A broadening of market returns and slower economic growth are positives for long-term investors. Nevertheless, market volatility is expected to continue in 2001. What matters now is NOT the "paper" declines of 2000, but whether your portfolio properly reflects the level of risk consistent with your objectives and time horizon.

   --------------------------------

     (1) The NASDAQ Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system.

We continue to believe the Portfolios are invested well for the long-term. However, we encourage you to be sure you understand each one and its potential for long-term return as well as risk. Now may be a good time to speak to your ING Aetna Financial Services representative to review your asset allocation.

Finally, Aetna Financial Services was acquired by ING Groep, N.V. on
December 13, 2000. Before this sale could be completed, however, many separate constituencies, including the shareholders of each portfolio of Portfolio Partners, Inc. had to give their approval to several proposals which were the result of the transaction. We thank you for your support in helping to create this exciting new future with ING. Under our new name, "ING Aetna Financial Services," we are now part of one of the world's largest financial services organizations based on revenue and other key criteria.(2) While our parent is new, nothing is changing about our commitment to honor our contractual obligations to our customers. In fact, we expect to offer you even more choices and flexibility in the future for how you manage toward your retirement and financial goals.

Last year is over! 2001 is a new year, with a new president, new market opportunities and a new and stronger corporate parent for ING Aetna Financial Services.

We thank you for the privilege and opportunity to serve your financial and retirement needs.

Sincerely,

[/S/ LAURIE LEBLANC TILLINGHAST]

Laurie LeBlanc Tillinghast
President
Portfolio Partners, Inc.

--------------------------
(2) Source: ING Group, July 2000

            PORTFOLIO PARTNERS, INC. MFS EMERGING EQUITIES PORTFOLIO
                          DECEMBER 31, 2000 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2000, the Portfolio provided a total return of -28.78%. This return compares to returns of -9.11% and -3.02%, respectively, over the same period for the Portfolio's benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500)(1) and the Russell 2000 Total Return Index (the Russell 2000)(2). During the same period, the Morningstar Large Cap Growth Fund Average(3), returned -14.12%.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PPI MFS EMERGING
          EQUITIES PORTFOLIO  RUSSELL 2000 INDEX
11/28/97             $10,000             $10,000
3/31/98              $12,040             $11,200
6/30/98              $11,876             $10,800
9/30/98               $9,951              $8,500
12/31/98             $12,821             $10,000
3/31/99              $12,525              $9,500
6/30/99              $14,689             $10,900
9/30/99              $14,400             $11,000
12/31/99             $19,343             $12,023
6/30/00              $19,542             $12,388
12/31/00             $13,776             $11,660

Average Annual Total Return for the Fund for the periods ended 12/31/00: One
Year: (28.78)% Since Inception: 10.92%

In the short term, our performance suffered because the Portfolio was heavily weighted in technology; nearly 60% of assets as of the end of the period. In 2000 we witnessed one of the worst meltdowns in the technology sector in 30 years. At this juncture we think that we've taken most of the pain, and are comfortable with the way the Portfolio is currently positioned. We must reiterate that this is an aggressive portfolio, and that aggressiveness has sometimes caused us to underperform in a down market. However, we believe it's that same aggressiveness that gives us the potential to significantly outperform in a rising market.

One of the bright spots during the period was healthcare, which became our best-performing sector as investors fled technology. Strong performers included managed care firms United Health Care, Wellpoint Health Networks, and Mid Atlantic Medical Services, as well as DaVita, the nation's second-largest provider of dialysis services. We reduced or eliminated most of these holdings late in the year when we felt they had become fully valued.

As evidenced by our overweight position in the sector, we still feel quite strongly about investing in technology. To understand our reasoning, it may help to look at why the sector suffered so badly for most

----------------------------
Please note total return for the Portfolio assumes reinvestment of all distributions and does not include charges imposed by the insurance company separate account. If these charges were included, performance figures for the Portfolio would be lower.

The Portfolio is actively managed, and current holdings may be different. Performance figures of the Portfolio and index represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(2) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(3) The Morningstar Large Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

            PORTFOLIO PARTNERS, INC. MFS EMERGING EQUITIES PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

of 2000. In our view, the main cause was unrealistic investor expectations after five years of an unprecedented bull market. When technology companies disappointed on their quarterly earnings or even just met analysts' projections, investors severely punished the stocks. It appears to us that technology earnings as a whole were strong for the year, and we expect earnings for this sector in 2001 to be up over 25%, which is in line with the recent average for the sector. According to our research, over the past two years, earnings for the technology sector were up over 60% and these stocks were up only about 30%. That means that valuations (prices in relation to projected earnings) are a lot lower today than they were two years ago. To investors who think they missed the technology run-up in 1999, the facts reflect that technology stocks are at lower valuations today than they were at the beginning of 1999.

Nevertheless, a number of short-term factors held the market back, including investor concern about energy prices and the direction of the economy. We believe that when we look back at this period in a year or two, we will be hard pressed to even remember these short-term concerns. The real long-term story will be the same trends that have driven the stock market for the past several years: increasing productivity, downsizing, and outsourcing -- made possible by the use of technology. If we're right, the current period could have been a good buying opportunity for stocks of the technology companies fueling those trends.

Within technology, many quality companies with proprietary products and healthy profit margins have fallen to relatively cheap valuations compared with other firms in their industries. In some cases, we've used this market environment as an opportunity to upgrade the Portfolio. In the fiber-optic area, for example, we've added to our position in Nortel. Software is another area of technology in which we have seen opportunity; Oracle and Cadence Design are among the companies we have felt strongly about.

Outside of technology, we think some of the advertising-related communications stocks like Clear Channel Communications are at attractive valuations. Their prices have been beaten down by concerns about a post-Olympics, post-election slowdown in advertising, but our research indicates that advertising spending could be growing in other areas. Similarly, stocks of quality retailers like Wal-Mart and Home Depot have been hard hit by concerns about a slowdown in consumer spending, and we've used that as a buying opportunity. An overall theme in the Portfolio is that, in several sectors, our research has uncovered high-quality companies that we feel are undervalued in the current market.

Respectfully,

John W. Ballen     Dale A. Dutile     John E. Lathrop    David E. Sette-Ducati
Portfolio Manager  Portfolio Manager  Portfolio Manager  Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

             PORTFOLIO PARTNERS, INC. MFS RESEARCH GROWTH PORTFOLIO
                          DECEMBER 31, 2000 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2000, the Portfolio provided a total return of -4.48%. This return compares to a -9.11% return for the Standard & Poor's 500 Composite Index (the S&P 500)(1) for the same period and the Morningstar Large Cap Growth Fund Average of -14.12%.(2)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PPI MFS RESEARCH
          GROWTH PORTFOLIO  S&P 500 INDEX
11/28/97           $10,000        $10,000
3/31/98            $11,314        $11,590
6/30/98            $11,587        $11,973
9/30/98             $9,841        $10,781
12/31/98           $12,076        $13,077
3/31/99            $12,268        $13,729
6/30/99            $13,178        $14,697
9/30/99            $12,283        $13,778
12/31/99           $14,978        $15,828
6/30/00            $15,911        $15,761
12/31/00           $14,307        $14,386

Average Annual Total Return for the Fund for the periods ended 12/31/00: One
Year: (4.48)% Since Inception: 12.29%

During one of the most difficult periods for equity investors in over 20 years, we believe our focus on in-depth Original Research-SM- was extremely valuable. In our view, successful long-term investing requires truly knowing a company in order to anticipate changes effectively. We believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness. Our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

In addition, despite the weakness in the technology and telecommunications sectors many of our holdings in these sectors held up well during the period, and we used market weakness to buy what we believe are top-quality companies at lower prices. While the sell off we've seen in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the Portfolio is exposed to in these sectors, we've tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples continue to include Cisco, Corning and EMC.

We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to healthcare stocks, specifically pharmaceutical companies such as Bristol Myers Squib, Pharmacia, and American Home Products,

----------------------------
Please note total return for the Portfolio assumes reinvestment of all distributions and does not include charges imposed by the insurance company separate account. If these charges were included, performance figures for the Portfolio would be lower.

The Portfolio is actively managed, and current holdings may be different. Performance figures of the Portfolio and index represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Morningstar Large Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

             PORTFOLIO PARTNERS, INC. MFS RESEARCH GROWTH PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

because we saw favorable or improving business prospects. Other holdings that produced positive results for the Portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

Looking into 2001, the past several months reinforce the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the Portfolio's performance in both stable and volatile market environments.

Respectfully,

Alec C. Murray
Associate Director of Equity Research

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES UNDER THE GENERAL SUPERVISION OF MR. MURRAY.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE ASSOCIATE DIRECTOR OF EQUITY RESEARCH AND ARE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. HIS VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

          PORTFOLIO PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                          DECEMBER 31, 2000 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2000, the Portfolio provided a total return of -5.72%. This return compares to a -9.11% return over the same period for the Portfolio's benchmark, the Standard & Poor's 500 Composite Index.(1) During the same period, the Morningstar Large Cap Blend Fund Average returned -6.96%.(2) EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PPI MFS CAPITAL
          OPPORTUNITIES PORTFOLIO  S&P 500 INDEX
11/28/97                  $10,000        $10,000
3/31/98                   $11,879        $11,590
6/30/98                   $12,045        $11,973
9/30/98                   $10,311        $10,781
12/31/98                  $12,854        $13,077
3/31/99                   $13,387        $13,729
6/30/99                   $15,238        $14,697
9/30/99                   $14,796        $13,778
12/31/99                  $19,126        $15,828
6/30/00                   $20,641        $15,761
12/31/00                  $18,032        $14,386

Average Annual Total Return for the Fund for the periods ended 12/31/00: One
Year: (5.72)% Since Inception: 21.02%

The past year has seen an extreme amount of market volatility. The market began to take off in October of 1999 -- a run that lasted until the following March. Leading the charge were stocks with high earnings growth prospects, especially technology names. These stocks were priced to perfection, meaning that the slightest disappointment could trigger a sell off. That's eventually what happened in March when investors worried that slower economic growth might weaken corporate earnings. From March to May, stock prices fell off sharply, as investors abandoned high-growth sectors for more defensive ones like utilities. Over the summer, the market, for the most part, leveled off. But the stocks of telecommunications operators began to weaken as competition increased and long-distance voice revenues slowed. In the fall, the equipment and networking stocks sank amid concerns that the operators would be forced to cut back on capital spending. Cellular stocks also plunged as earnings growth began to decelerate. The telecommunications rout, along with signs that the economic slowdown was more dramatic than expected, kept stocks headed down throughout the fall.

For most of the period, our technology stake was roughly equal to that of the market, which is typical. What helped us avoid some of the pitfalls of this volatile environment was our careful stock selection. Our strategy is to buy stocks with strong earnings growth selling at reasonable prices. When we feel they're fully valued, we sell our stake. This discipline helped minimize our downside risk during the correction in technology stocks. We also had above-average stakes in sectors that did well this past year, including energy, insurance, and utilities. Finally, strong stock picking in more defensive sectors like

----------------------------
Please note total return for the Portfolio assumes reinvestment of all distributions and does not include charges imposed by the insurance company separate account. If these charges were included, performance figures for the Portfolio would be lower.

The Portfolio is actively managed, and current holdings may be different. Performance figures of the Portfolio and index represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Morningstar Large Cap Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

          PORTFOLIO PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

pharmaceuticals and industrial services helped. Unfortunately, our higher-than-average stake in telecommunications -- and our focus within that sector on newer entrants -- hindered overall performance.

Among the positive contributors to the Portfolio's performance were the more defensive names -- companies with predictable earnings that are not closely tied to economic growth, such as Bristol-Myers Squibb. Other strong performers included the Federal Home Loan Mortgage Association, United Technologies, and AES, an independent power producer and natural gas supplier that did well as natural gas prices rose and electricity continued to be in short supply. Another large investment was Tyco International, a conglomerate whose stock price recovered following an investigation of its accounting practices.

Our biggest disappointments definitely came in the technology and telecommunications sectors. Stock prices of companies like Nortel Networks, a leading telecom equipment supplier, dropped like stones when investors realized there might be a slowdown in equipment spending by telecommunications carriers. In the wireless area, slowing demand for handsets hurt revenue growth and profit margins, causing Motorola's stock price to fall. We sold most or all of our stakes in both these stocks. Another disappointment was Samsung Electronics, whose stock price dropped as semiconductor demand softened. Fortunately, we sold a lot of our shares before the stock price headed too far south. In the telecommunications area, XO Communications, formerly Nextlink Communications, suffered just because it was in an out-of-favor sector. However, we believe XO is one of the strongest new entrants out there, so we used the opportunity to boost our stake.

In addition to boosting our stake in XO, we also tried to take advantage of the general market weakness by buying the stocks of strong companies that are now selling at relatively cheap prices. Among the names we've added include Vodafone, the top wireless company in Europe. We also increased our stake in Microsoft, which stands to benefit as more companies start adopting Windows 2000, and Cisco Systems, a leader in high-speed Internet networking systems. These are companies that were hurt by the downturns in technology and telecom, but retained strong positions in high-growth industries. The other part of what we've been doing is building our stakes in healthcare, retailing, and financial services, choosing stocks whose earnings look predictable even in a slower growth environment. In healthcare, we bought drug companies like Pharmacia and Pfizer; in retailing, the drugstore CVS and the grocery chain Safeway; and in financial services, insurers like St. Paul. Many of these names were added to the Portfolio during the stormy second half of 2000.

Looking forward, we expect there could be more tough sledding ahead, especially in the technology and telecommunications sectors. We've retained high stakes in both of these sectors, however, because we think they offer great long-term growth prospects. According to our research, technology stocks on average in the year 2000 generated a solid increase in earnings. Over the same period, tech stock prices were down quite a bit. Given the premise that stock prices usually follow earnings, we expect a 2001 recovery. In telecom, the growth of the Internet, deregulation, consolidation, and innovation are all fueling long-term growth. Our strategy is to stick with what we feel is the "A-team"; the companies with experienced management and solid business plans. These will be among the first to come back once tech

          PORTFOLIO PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

and telecom sectors move back into favor. Nevertheless, the Portfolio is diversified with more defensive names that should continue to do well even if the economy slows.

Respectfully,

Maura A. Shaughnessy
Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER.

VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

                       THIS PAGE INTENTIONALLY LEFT BLANK

        PORTFOLIO PARTNERS, INC. SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                          DECEMBER 31, 2000 COMMENTARY
   --------------------------------------------------------------------------

The broad correction in global equity markets that began at the end of the first quarter continued throughout the year 2000. For the first time since the 1998 global financial crisis, the outlook for global economic growth deteriorated as interest rate hikes in the U.S., as well as Europe and Japan, started to affect demand. The more uncertain investment environment led to a sharp rise in stock market volatility and a reduced appetite for risk amongst international investors. Perceived "high risk" segments of the market such as the highly valued "new economy" technology, media and telecom (TMT) companies and the emerging markets suffered a sharp sell-off. Previously unloved "old economy" sectors such as financials, healthcare, utilities and consumer staples benefited from this sharp swing in sentiment.

For the full year ending December 31, 2000, the Portfolio returned -19.59%, underperforming its benchmark, the MSCI EAFA(1) index return of -14.17%, and the Morningstar Foreign Stock Fund Average(2) return of -15.66%. The under-performance for the year reflects the global sell-off in higher growth, higher valuation TMT stocks where the Portfolio had been overweighted. This trend also affected the Portfolio's Japanese holdings; here weakness in the stock market became more widespread as the tentative economic upturn proved unsustainable during the latter half of the year. Despite their attractive valuations, the Portfolio's Korean and Taiwanese technology holdings also did not escape the global sector sell-off.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PPI SCUDDER INTERNATIONAL
              GROWTH PORTFOLIO       MSCI EAFE INDEX
11/28/97                    $10,000          $10,000
3/31/98                     $11,571          $11,581
6/30/98                     $12,277          $11,712
9/30/98                     $10,503          $10,054
12/31/98                    $12,098          $12,141
3/31/99                     $12,466          $12,318
6/30/99                     $13,390          $12,640
9/30/99                     $14,638          $13,203
12/31/99                    $19,164          $15,455
6/30/00                     $17,480          $14,827
12/31/00                    $15,409          $13,265

Average Annual Total Return for the Fund for the periods ended 12/31/00: One
Year: (19.59)% Since Inception: 15.02%

It was not surprising that in this tough environment, a number of the more defensive holdings provided good support, such as Nestle (Switzerland), Suez Lyonnaise (France) and East Japan Railway. However, the solid performance of a number of the Portfolio's heavyweights like Reed (UK), Bayer (Germany), Aventis (France) and EON (Germany) provided very strong returns.

----------------------------
Please note total return for the Portfolio assumes reinvestment of all distributions and does not include charges imposed by the insurance company separate account. If these charges were included, performance figures for the Portfolio would be lower.

The Portfolio is actively managed, and current holdings may be different. Performance figures of the Portfolio and index represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.

(1) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Morningstar Foreign Stock Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

        PORTFOLIO PARTNERS, INC. SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

The beginning of 2000 found the Portfolio with a strong technology bent, overweight relative to the benchmark, which translated into a growth bias for the Portfolio. As the volatility and uncertainty persisted in the global markets, we shifted to a more neutral stance in the third and fourth quarters. As we decreased our exposure to the technology sector, where we now have an underweight position and increased our exposure to pharmaceuticals, utilities, banks and consumer staples, we transitioned the Portfolio to have a defensive tilt toward the end of the year. This realignment created a more neutral Portfolio with a balance between growth and value stocks.

The positive impact of the repositioning of the Portfolio started to become more visible during the fourth quarter, as the sell-off in TMT deepened and worries about the health of the U.S. economy started to grow. Further declines in the Portfolio's much reduced exposure to technology, through quality names like Sony (Japan), NTT Docomo (Japan) and Alcatel (France), were more than off-set by gains in the rest of the Portfolio.

The shift towards a more diversified Portfolio resulted in further cutbacks in Japan, where weak macro-economic fundamentals overshadowed the encouraging developments at the corporate level and attractive valuations. Stock-specific opportunities, backed by a more stable economic outlook, meant that most of these assets were re-deployed in Europe.

The Portfolio was well diversified with a blend of growth and value stocks. Our only main underweight on a sector basis was technology, which was specifically related to our cautious projections for the European telecom equipment market. From a regional perspective we leaned in favor of European over Japanese exposure. By the end of the year our Japanese exposure was underweight the benchmark. The economic backdrop in Europe looked relatively stable with significant tax cuts announced in Germany, France and Italy that underpinned domestic growth.

A comparatively healthy economic environment could also help the Euro currency exchange rate to regain some lost ground versus the U.S. Dollar. Our views on Japan remained largely unchanged. Our optimism on the corporate level, where restructuring is underway and valuations are attractive, is offset by our continued worries about the fragile state of the overall economy and lack of political leadership.

In the coming months, we anticipate the environment will remain challenging for international equity markets. They are under pressure from the abrupt U.S. economic slowdown and its potential effect on global corporate earnings. However, the U.S. Federal Reserve was determined not to let the U.S. economy slip into recession and provided the light at the end of the tunnel with its recent aggressive interest rate cuts.

The outlook for European economic growth looks relatively stable compared to Japan and the rapid deceleration in the U.S., despite the impact of reduced global growth on exports. We expect that the prospect of weak economic growth in Japan could further accelerate the drive for restructuring, as companies under pressure from shareholders need to increase returns. Meanwhile, our security selection remains focused on companies or industries undergoing secular change, which should perform relatively well under a broad range of economic scenarios.

The outlook for Asia, excluding Japan, remains cautious for a variety of macroeconomic reasons. The slowdown in the U.S. is not a healthy sign for countries so dependent on our exports. Also, most opportunities are technology related and we are not convinced to invest more in this sector, particularly given the political uncertainity in this region.

        PORTFOLIO PARTNERS, INC. SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Overall we expect the current period of uncertainty for corporate profitability to continue. As the market wrestles with declining corporate earnings against an easing interest rate environment, we would expect the high volatility in global equity markets witnessed in the past year to persist.

Respectfully,

Irene Cheng
Lead Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER.

VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

                       THIS PAGE INTENTIONALLY LEFT BLANK

         PORTFOLIO PARTNERS, INC T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                          DECEMBER 31, 2000 COMMENTARY
   --------------------------------------------------------------------------

During the last six months of 2000, the phrase "economic cycle" was reintroduced to the market as the economy eased slowly at first and then more dramatically in late November and December. In sharp contrast to the speculative valuations placed on New Economy stocks in December 1999, valuations contracted as investors shunned technology stocks throughout much of 2000. In this difficult environment, the Portfolio managed to tread water for the year, avoiding the more dramatic decline of -14.12% the Morningstar Large Cap Growth Fund Average.(1)

Over the 12-month period ended December 31, 2000 the Portfolio was basically flat at -0.04% while the S&P 500 Stock Index was down 9.11%(2). While we are pleased with our relative performance, we were disappointed with the performance of several holdings including Microsoft, Dell Computer, and WorldCom.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PPI T. ROWE PRICE
          GROWTH EQUITY PORTFOLIO  S&P 500 INDEX
11/28/97                  $10,000        $10,000
3/31/98                   $11,729        $11,590
6/30/98                   $11,890        $11,973
9/30/98                   $10,578        $10,781
12/31/98                  $13,019        $13,077
3/31/99                   $13,373        $13,729
6/30/99                   $14,159        $14,697
9/30/99                   $13,344        $13,778
12/31/99                  $15,926        $15,828
6/30/00                   $17,193        $15,761
12/31/00                  $15,920        $14,386

Average Annual Total Return for the Fund for the periods ended 12/31/00: One
Year: (0.04)% Since Inception: 16.24%

During the past six months, the slow fading euphoria turned to mass pessimism. Investors continued to rotate through market sectors by bidding up one group of stocks while throwing out others, all with little concern for prices paid and received. This environment is disturbing to those of us who like to make longer-term investments in companies. Over time, it results in too much capital moving into and out of sectors at inappropriate times. Part of the problems in 2000 came from investors tossing money at poorly conceived Internet businesses where business plans evolved after the money was received. In addition, investors rewarded telecom service companies for rapid growth without concern for return on investments.

Despite changing sentiment, we believe in holding solid companies long term. In addition to the problems mentioned above, market volatility makes our buy-and-hold approach more difficult as we realize sector

----------------------------
Please note total return for the Portfolio assumes reinvestment of all distributions and does not include charges imposed by the insurance company separate account. If these charges were included, performance figures for the Portfolio would be lower.

The Portfolio is actively managed, and current holdings may be different. Performance figures of the Portfolio and index represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.

(1) The Morningstar Large Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

         PORTFOLIO PARTNERS, INC T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

euphoria is fleeting. We trimmed and added various positions during the period. However, it is important to understand that we rarely completely sell the stocks of companies that we believe will provide solid returns over time and that continue to fit our investment criteria.

While sentiment changes inappropriately at times, the decline in technology stocks in 2000 was very much based on deteriorating fundamentals. The start of this deterioration was caused by the hangover of the investment party of 1998 and 1999, which saw spending on technology and telecom equipment rising to unwarranted levels. As the return on this investment proved to be disappointing, capital-spending growth declined. This slowdown, combined with skyrocketing oil prices and rising interest rates, had a negative impact on both equity markets and consumer confidence.

The past year was difficult for growth stocks in general, and for technology stocks in particular. One might logically ask, "How could this happen in a growing economy?" Two reasons: technology stocks were priced for perfection, meaning that their valuations reflected unrealistic expectations for top performance at the corporate level into the indefinite future; and, second, excess spending in earlier periods created difficult earnings expectations and a buildup of inventories.

Strength in the Portfolio came from positions in safer growth companies. Several holdings, with surprisingly weak performance in 1999 despite strong fundamentals, rebounded strongly in 2000. The list includes companies from a broad array of sectors, including Freddie Mac, Fannie Mae, Safeway, Philip Morris, and UnitedHealth Group. In addition, our pharmaceutical stocks had a strong 2000.

The weakest positions in the Portfolio, as might be expected, were technology stocks. Microsoft and Dell Computer disappointed us due to softness in PC demand. Sprint PCS and Nextel Communications suffered from greater competition in cellular services. Cisco Systems and Nortel Networks also declined with the increased expectations that telecom spending would be substantially slower in 2001.

While we made many changes in the Portfolio, the movements followed specific themes: we believe the economic trend is away from PC companies and old telecom equipment firms toward optical, outsourcing, storage, and Internet infrastructure companies. In previous reports, we stated that a slowing economy is favorable for the Portfolio because, in tough times, blue chip growth companies usually shine. As a result, the Portfolio held up reasonably well considering the extent of the recent sell-off.

Assuming we are correct that the economy will improve in the second half of 2001, the relative environment will be more difficult. Therefore, we will position the Portfolio for slightly greater risk while the economy is stalling so that we may emerge from the slump in a strong position. However, this investment strategy will not significantly affect your core holdings and will not compromise our approach to growth investing. We will continue to focus on strong management, cash generation, and consistent growth.

During the first week of the New Year, the Federal Reserve Board (Fed) surprised the market with a half-percentage-point cut in the key interest rate. The move reflected the deteriorating changes in domestic economic conditions and demonstrated the Fed's willingness to supply liquidity to a stalled economy. If history is any guide, the rate cut should help reinvigorate the stock market, although an easier monetary policy normally takes some time to affect the economy.

We expect growth outside the U.S. to be stronger in the first half of the year, with emerging markets showing the greatest growth and Japan the slowest. Overall, we expect global growth to be slower this year than last, but we believe it will remain positive. Investors should take heart that the stock market is once again mindful of risk and concerned about business cycles.

         PORTFOLIO PARTNERS, INC T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                      DECEMBER 31, 2000 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

In this changing economic environment, we are optimistic about the prospects for reasonable gains in the year ahead, and we will continue to look for solid growth companies with strong fundamentals.

Robert W. Smith
Portfolio Manager

THE VIEWS EXPRESSED ARE THOSE OF T. ROWE PRICE AS OF DECEMBER 31, 2000, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT A FUND'S PORTFOLIO, ASSET ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NO INDICATION OF FUTURE PORTFOLIO COMPOSITION, WHICH WILL VARY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                             PPI MFS Emerging
                                                                                            Equities Portfolio
                                                                                               Period from
                                 PPI MFS Emerging    PPI MFS Emerging    PPI MFS Emerging   November 28, 1997
                                Equities Portfolio  Equities Portfolio  Equities Portfolio    (commencement
                                    Year Ended          Year Ended          Year Ended      of operations) to
                                December 31, 2000   December 31, 1999   December 31, 1998   December 31, 1997
                                ------------------  ------------------  ------------------  ------------------
Net asset value, beginning of
  period .....................      $    82.83          $    55.44          $    42.91           $  43.39
                                    ----------          ----------          ----------           --------
Income from investment
  operations:
  Net investment income
    (loss) ...................           (0.53)              (0.43)              (0.21)              0.09
  Net realized and change in
    unrealized gain (loss) on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......          (23.10)              28.46               12.88              (0.57)
                                    ----------          ----------          ----------           --------
      Total income (loss) from
        investment
        operations ...........          (23.63)              28.03               12.67              (0.48)
                                    ----------          ----------          ----------           --------
Less Distributions:
  Net investment income ......              --                  --               (0.11)                --
  Net realized gain on sale of
    investments ..............           (0.84)              (0.64)              (0.03)                --
                                    ----------          ----------          ----------           --------
      Total distributions ....           (0.84)              (0.64)              (0.14)                --
                                    ----------          ----------          ----------           --------
Net asset value, end of
  period .....................      $    58.36          $    82.83          $    55.44           $  42.91
                                    ==========          ==========          ==========           ========
Total return .................          (28.78)%             50.88%              29.67%             (1.13)%(1)
Net assets, end of period
  (000's) ....................      $1,116,966          $1,532,002          $1,069,040           $768,108
Ratio of total expenses to
  average net assets .........            0.79%               0.80%               0.81%              0.81%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................           (0.68)%             (0.70)%             (0.45)%             2.31%(2)
Portfolio turnover rate ......           13.28%               9.97%               4.64%              0.07%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

18    See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                         PPI MFS Research
                                                                                         Growth Portfolio
                                                                                            Period from
                                PPI MFS Research   PPI MFS Research   PPI MFS Research   November 28, 1997
                                Growth Portfolio   Growth Portfolio   Growth Portfolio     (commencement
                                   Year Ended         Year Ended         Year Ended      of operations) to
                                December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997
                                -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of
  period .....................      $  14.78           $  11.93           $   9.71           $   9.89
                                    --------           --------           --------           --------
Income from investment
  operations:
  Net investment income
    (loss) ...................         (0.02)             (0.00)*             0.02                 --
  Net realized and change in
    unrealized gain (loss) on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......         (0.53)              2.88               2.20              (0.18)
                                    --------           --------           --------           --------
      Total income (loss) from
        investment
        operations ...........         (0.55)              2.88               2.22              (0.18)
                                    --------           --------           --------           --------
Less Distributions:
  Net investment income ......            --              (0.03)                --                 --
  Net realized gain on sale of
    investments ..............         (1.15)                --                 --                 --
                                    --------           --------           --------           --------
      Total distributions ....         (1.15)             (0.03)                --                 --
                                    --------           --------           --------           --------
Net asset value, end of
  period .....................      $  13.08           $  14.78           $  11.93           $   9.71
                                    ========           ========           ========           ========
Total return .................         (4.48)%            24.03%             23.00%             (1.82)%(1)
Net assets, end of period
  (000's) ....................      $528,582           $553,414           $491,537           $399,548
Ratio of total expenses to
  average net assets .........          0.84%              0.85%              0.85%              0.85%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................         (0.14)%            (0.03)%             0.23%              0.22%(2)
Portfolio turnover rate ......         93.38%             86.07%             97.51%             57.88%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    19

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                                               PPI MFS Capital
                                                                                                           Opportunities Portfolio
                                                                                                                 Period from
                                    PPI MFS Capital          PPI MFS Capital          PPI MFS Capital         November 28, 1997
                                Opportunities Portfolio  Opportunities Portfolio  Opportunities Portfolio       (commencement
                                      Year Ended               Year Ended               Year Ended            of operations) to
                                   December 31, 2000        December 31, 1999        December 31, 1998        December 31, 1997
                                -----------------------  -----------------------  -----------------------  -----------------------
Net asset value, beginning of
  period .....................         $  54.77                 $  37.86                 $  29.91                 $  29.49
                                       --------                 --------                 --------                 --------
Income from investment
  operations:
  Net investment income
    (loss) ...................            (0.12)                   (0.08)                    0.05                     0.05
  Net realized and change in
    unrealized gain (loss) on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......            (2.08)                   18.22                     7.94                     0.37
                                       --------                 --------                 --------                 --------
      Total income (loss) from
        investment
        operations ...........            (2.20)                   18.14                     7.99                     0.42
                                       --------                 --------                 --------                 --------
Less Distributions:
  Net investment income ......               --                    (0.05)                   (0.04)                      --
  Net realized gain on sale of
    investments ..............            (8.16)                   (1.18)                      --                       --
                                       --------                 --------                 --------                 --------
      Total distributions ....            (8.16)                   (1.23)                   (0.04)                      --
                                       --------                 --------                 --------                 --------
Net asset value, end of
  period .....................         $  44.41                 $  54.77                 $  37.86                 $  29.91
                                       ========                 ========                 ========                 ========
Total return .................            (5.72)%                  48.79%                   26.74%                    1.43%(1)
Net assets, end of period
  (000's) ....................         $440,433                 $323,059                 $194,926                 $134,508
Ratio of total expenses to
  average net assets .........             0.90%                    0.90%                    0.90%                    0.90%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................            (0.28)%                  (0.20)%                   0.17%                    1.98%(2)
Portfolio turnover rate ......           119.72%                  170.59%                  141.31%                   12.06%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

20    See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                PPI Scudder International  PPI Scudder International  PPI Scudder International
                                    Growth Portfolio           Growth Portfolio           Growth Portfolio
                                       Year Ended                 Year Ended                 Year Ended
                                    December 31, 2000          December 31, 1999          December 31, 1998
                                -------------------------  -------------------------  -------------------------
Net asset value, beginning of
  period .....................          $  25.49                   $  16.76                   $  14.10
                                        --------                   --------                   --------
Income from investment
  operations:
  Net investment income ......              0.04                       0.12                       0.13
  Net realized and change in
    unrealized gain (loss) on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......             (4.91)                      9.44                       2.56
                                        --------                   --------                   --------
      Total income (loss) from
        investment
        operations ...........             (4.87)                      9.56                       2.69
                                        --------                   --------                   --------
Less Distributions:
  Net investment income ......             (0.11)                     (0.02)                     (0.03)
  Net realized gain on sale of
    investments ..............             (2.07)                     (0.81)                        --
                                        --------                   --------                   --------
      Total distributions ....             (2.18)                     (0.83)                     (0.03)
                                        --------                   --------                   --------
Net asset value, end of
  period .....................          $  18.44                   $  25.49                   $  16.76
                                        ========                   ========                   ========
Total return .................            (19.59)%                    58.41%                     19.09%
Net assets, end of period
  (000's) ....................          $557,941                   $704,999                   $432,651
Ratio of total expenses to
  average net assets .........              1.00%                      1.00%                      1.00%
Ratio of net investment income
  to average net assets ......              0.22%                      0.70%                      0.83%
Portfolio turnover rate ......             76.54%                     82.03%                     68.85%

                                PPI Scudder International
                                    Growth Portfolio
                                       Period from
                                    November 28, 1997
                                      (commencement
                                    of operations) to
                                    December 31, 1997
                                -------------------------
Net asset value, beginning of
  period .....................          $  13.88
                                        --------
Income from investment
  operations:
  Net investment income ......                --
  Net realized and change in
    unrealized gain (loss) on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......              0.22
                                        --------
      Total income (loss) from
        investment
        operations ...........              0.22
                                        --------
Less Distributions:
  Net investment income ......                --
  Net realized gain on sale of
    investments ..............                --
                                        --------
      Total distributions ....                --
                                        --------
Net asset value, end of
  period .....................          $  14.10
                                        ========
Total return .................              1.58%(1)
Net assets, end of period
  (000's) ....................          $378,200
Ratio of total expenses to
  average net assets .........              1.00%(2)
Ratio of net investment income
  to average net assets ......              0.12%(2)
Portfolio turnover rate ......              3.01%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    21

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                PPI T. Rowe Price Growth  PPI T. Rowe Price Growth  PPI T. Rowe Price Growth
                                    Equity Portfolio          Equity Portfolio          Equity Portfolio
                                       Year Ended                Year Ended                Year Ended
                                   December 31, 2000         December 31, 1999         December 31, 1998
                                ------------------------  ------------------------  ------------------------
Net asset value, beginning of
  period .....................          $  66.00                  $  55.31                  $  43.61
                                        --------                  --------                  --------
Income from investment
  operations:
  Net investment income ......              0.10                      0.15                      0.30
  Net realized and change in
    unrealized gain on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......              0.30                     11.99                     11.66
                                        --------                  --------                  --------
      Total income from
        investment
        operations ...........              0.40                     12.14                     11.96
                                        --------                  --------                  --------
Less Distributions:
  Net investment income ......             (0.18)                    (0.26)                    (0.17)
  Net realized gain on sale of
    investments ..............             (5.78)                    (1.19)                    (0.09)
                                        --------                  --------                  --------
      Total distributions ....             (5.96)                    (1.45)                    (0.26)
                                        --------                  --------                  --------
Net asset value, end of
  period .....................          $  60.44                  $  66.00                  $  55.31
                                        ========                  ========                  ========
Total return .................             (0.04)%                   22.32%                    27.60%
Net assets, end of period
  (000's) ....................          $687,940                  $703,454                  $521,484
Ratio of total expenses to
  average net assets .........              0.75%                     0.75%                     0.75%
Ratio of net investment income
  to average net assets ......              0.15%                     0.30%                     0.65%
Portfolio turnover rate ......             74.61%                    53.40%                    57.58%

                                PPI T. Rowe Price Growth
                                    Equity Portfolio
                                      Period from
                                   November 28, 1997
                                     (commencement
                                   of operations) to
                                   December 31, 1997
                                ------------------------
Net asset value, beginning of
  period .....................          $  42.74
                                        --------
Income from investment
  operations:
  Net investment income ......              0.06
  Net realized and change in
    unrealized gain on
    investments, futures,
    foreign currency and
    forward foreign currency
    exchange contracts .......              0.81
                                        --------
      Total income from
        investment
        operations ...........              0.87
                                        --------
Less Distributions:
  Net investment income ......                --
  Net realized gain on sale of
    investments ..............                --
                                        --------
      Total distributions ....                --
                                        --------
Net asset value, end of
  period .....................          $  43.61
                                        ========
Total return .................              2.03%(1)
Net assets, end of period
  (000's) ....................          $371,194
Ratio of total expenses to
  average net assets .........              0.75%(2)
Ratio of net investment income
  to average net assets ......              1.58%(2)
Portfolio turnover rate ......              2.94%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

22    See Notes to Financial Statements.

PPI MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
COMMON STOCKS (97.9%)
Advertising (0.1%)
Mail-Well, Inc.*........................    130,000   $       560,625
                                                      ---------------
Automotive (0.1%)
ANC Rental Corp.*.......................    214,300           750,050
National Equipment Services, Inc.*......     11,300            21,894
                                                      ---------------
                                                              771,944
                                                      ---------------
Banks and Credit Companies (0.0%)
Nextcard, Inc.*.........................     43,100           344,800
                                                      ---------------
Business Machines (0.0%)
Dell Computer Corp.*....................     15,600           272,025
                                                      ---------------
Business Services (7.2%)
Affiliated Computer Services, Inc.,
  Class A*..............................      7,600           461,225
BISYS Group, Inc.*......................     44,200         2,303,925
Cambridge Technology Partners, Inc.*....    107,400           281,925
Ceridian Corp.*.........................    141,700         2,825,144
Checkfree Corp.*........................      8,300           352,750
Computer Sciences Corp.*................     73,700         4,431,212
Concord EFS, Inc.*......................     43,750         1,922,266
Cotelligent Group, Inc.*................     27,200            25,500
Cysive, Inc.*...........................    255,200         1,052,700
Danka Business Systems PLC ADR (United
  Kingdom)*.............................    159,100            54,699
DST Systems, Inc.*......................     41,800         2,800,600
eLoyalty Corp.*.........................     20,100           130,023
Encompass Service Corp.*................    121,596           615,580
Enherent Corp.*.........................    145,700           136,594
F.Y.I., Inc.*...........................     63,400         2,337,875
First Data Corp.........................    481,600        25,374,300
Galileo International, Inc..............      6,800           136,000
Gartner Group, Inc., Class A*...........      5,900            40,710
Ikon Office Solutions, Inc..............    207,700           519,250
IMR Global Corp.*.......................     63,800           342,925
Keynote Systems, Inc.*..................      1,475            20,927
kforce.com, Inc.*.......................     11,458            35,090
Luminant Worldwide Corp.*...............      4,325             3,514
Modis Professional Services, Inc.*......    987,600         4,073,850
NOVA Corp.*.............................     33,150           660,928
Personnel Group of America, Inc.*.......     32,100            54,169
Proxicom, Inc.*.........................     44,300           182,737
RCM Technologies, Inc.*.................     42,400           153,700
Renaissance Worldwide, Inc.*............    148,800           116,257
SmartForce PLC ADR (Ireland)*...........     66,100         2,482,881
Spherion Corp.*.........................     65,000           735,312
Stewart Enterprises, Inc................     22,000            41,939
Sungard Data Systems, Inc.*.............     22,300         1,050,887
Syntel, Inc.*...........................     15,000            86,250
Technology Solutions Co.*...............     20,100            42,712
Transaction Systems Architects, Inc.,
  Class A*..............................        500             5,781
                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
Business Services (continued)
VeriSign, Inc.*.........................    317,597   $    23,561,727
Vestcom International, Inc.*............     10,000            18,125
Visx, Inc.*.............................    143,600         1,498,825
                                                      ---------------
                                                           80,970,814
                                                      ---------------
Cellular Phones (0.5%)
Sprint Corp. (PCS Group)*...............    252,100         5,152,294
TeleCorp PCS, Inc.*.....................      2,510            56,161
Triton PCS Holdings, Inc., Class A*.....      4,450           151,022
                                                      ---------------
                                                            5,359,477
                                                      ---------------
Computer Software (22.0%)
Agile Software Corp.*...................      5,150           254,281
Akamai Technologies, Inc.*..............      2,125            44,758
Art Technology Group, Inc.*.............      1,800            55,012
Broadbase Software, Inc.*...............      4,400            27,500
CacheFlow, Inc.*........................      1,780            30,371
Data Return Corp.*......................      2,600             9,750
Documentum, Inc.*.......................     30,000         1,490,625
Interwoven, Inc.*.......................      2,650           174,734
Kana Communications, Inc.*..............      2,300            26,450
Metasolv Software, Inc.*................      1,210            11,041
Oracle Systems Corp.*...................  8,215,356       238,758,783
RSA Security, Inc.*.....................     18,500           978,187
SAP AG (Germany)........................     30,000         3,448,383
Vitria Technology, Inc.*................      6,800            52,700
Webmethods, Inc.*.......................      4,131           367,401
                                                      ---------------
                                                          245,729,976
                                                      ---------------
Computer Software--PC (4.5%)
Bluestone Software*.....................      1,400            21,175
Microsoft Corp.*........................  1,166,800        50,609,950
Networks Associates, Inc.*..............      6,200            25,962
                                                      ---------------
                                                           50,657,087
                                                      ---------------
Computer Software--Systems (8.9%)
Agency.com, Inc.*.......................        700             2,712
Ariba, Inc.*............................      7,400           396,825
Aspen Technologies, Inc.*...............      3,900           129,675
Bea Systems, Inc.*......................      1,400            94,237
BMC Software, Inc.*.....................    964,052        13,496,728
Cadence Design Systems, Inc.*...........  1,179,500        32,436,250
Citrix Systems, Inc.*...................      5,400           121,500
Commerce One, Inc.*.....................      5,500           139,219
Computer Associates International,
  Inc...................................  1,026,700        20,020,650
Compuware Corp.*........................  1,684,100        10,525,625
EMC Corp.*..............................      2,800           186,200
Quest Software, Inc.*...................     21,120           592,680
Rational Software Corp.*................     36,000         1,401,750
Siebel Systems, Inc.*...................      9,400           635,675
Synopsys, Inc.*.........................    246,100        11,674,369
Tibco Software, Inc.*...................      9,600           460,200

                                        See Notes to Financial Statements.    23

PPI MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 2000 (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
Computer Software--Systems (continued)
Veritas Software Corp.*.................     69,404   $     6,072,850
Vignette Corp.*.........................     74,021         1,332,378
                                                      ---------------
                                                           99,719,523
                                                      ---------------
Conglomerates (8.6%)
Tyco International Ltd..................  1,721,200        95,526,600
                                                      ---------------
Consumer Goods and Services (2.6%)
Cendant Corp.*..........................  2,943,629        28,332,429
Edgewater Technology, Inc.*.............     65,900           428,350
                                                      ---------------
                                                           28,760,779
                                                      ---------------
Electrical Equipment (0.1%)
Cable Design Technologies*..............     42,600           716,213
Jabil Circuit, Inc.*....................     10,000           253,750
                                                      ---------------
                                                              969,963
                                                      ---------------
Electronics (5.6%)
Agilent Technologies, Inc.*.............     11,930           653,167
Altera Corp.*...........................  1,487,600        39,142,475
Analog Devices, Inc.*...................    136,100         6,966,619
Integrated Telecom Express, Inc.*.......      1,930             9,228
Intel Corp..............................    251,400         7,557,712
JDS Uniphase Corp.*.....................      3,600           150,075
Lattice Semiconductor Corp.*............     15,400           282,975
Manufacturers' Services Ltd.*...........      5,980            39,617
Marvell Technology Group Ltd.
  (Bermuda)*............................      1,400            30,712
Mattson Technology, Inc.*...............      1,500            15,469
ON Semiconductor Corp.*.................     50,900           267,225
PMC-Sierra, Inc.*.......................        696            54,723
RF Micro Devices, Inc.*.................      3,000            82,312
Solectron Corp.*........................      5,300           179,670
Teradyne, Inc.*.........................     46,400         1,728,400
Texas Instruments, Inc..................      1,170            55,429
Transmeta Corp.*........................      1,840            43,240
Viasystems Group, Inc.*.................     24,540           203,989
Xilinx, Inc.*...........................    104,400         4,815,450
                                                      ---------------
                                                           62,278,487
                                                      ---------------
Entertainment (6.2%)
Citadel Communications Corp.*...........     21,800           261,600
Clear Channel Communications, Inc.*.....    379,960        18,404,312
Cox Radio, Inc., Class A*...............     60,000         1,353,750
Entercom Communications Corp.*..........     20,200           695,637
Entravision Communications Corp.*.......     11,960           219,765
GameTech International, Inc.*...........     50,000           159,375
Hispanic Broadcasting Corp.*............     14,000           357,000
Infinity Broadcasting Corp.*............     63,875         1,784,508
Radio Unica Communications Corp.*.......      2,550             9,562
Regent Communications, Inc.*............      6,050            35,922
Six Flags, Inc.*........................    114,800         1,973,125
Spanish Broadcasting System, Inc.*......      5,075            25,375
Time Warner, Inc........................    265,300        13,859,272
UnitedGlobalCom, Inc., Class A*.........     21,800           297,025
                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
Entertainment (continued)
Univision Communications, Inc., Class
  A*....................................    651,600   $    26,674,875
Viacom, Inc., Class B*..................     73,997         3,459,360
                                                      ---------------
                                                           69,570,463
                                                      ---------------
Financial Institutions (1.8%)
Charles Schwab & Co., Inc...............      5,470           155,211
Citigroup, Inc..........................     94,901         4,845,882
Federated Investors, Inc., Class B......     21,900           637,837
Franklin Resources, Inc.................     63,900         2,434,590
Goldman Sachs Group, Inc................     41,700         4,459,294
Morgan Stanley Dean Witter..............      2,600           206,050
Stilwell Financial, Inc.................    188,200         7,422,137
                                                      ---------------
                                                           20,161,001
                                                      ---------------
Media--Cable (0.0%)
Radio One, Inc., Class A*...............      6,500            69,469
Radio One, Inc., Class D*...............     13,000           143,000
                                                      ---------------
                                                              212,469
                                                      ---------------
Medical and Health Products (0.5%)
Boston Scientific Corp.*................    221,500         3,031,781
Genentech, Inc.*........................     32,400         2,640,600
                                                      ---------------
                                                            5,672,381
                                                      ---------------
Medical and Health Technology Services
  (6.8%)
Health Net, Inc.*.......................     90,800         2,377,825
Healthsouth Corp.*......................    291,700         4,758,356
McKesson HBOC, Inc......................     79,952         2,869,477
Medtronic, Inc..........................      9,514           574,408
Mid Atlantic Medical Services, Inc.*....      3,400            67,362
Orthodontic Centers of America, Inc.*...    209,000         6,531,250
Oxford Health Plans, Inc.*..............     39,100         1,544,450
PacifiCare Health Systems, Inc., Class
  A*....................................     13,700           205,500
PSS World Medical, Inc.*................     55,500           277,500
UnitedHealth Group, Inc.................    916,200        56,231,775
                                                      ---------------
                                                           75,437,903
                                                      ---------------
Pollution Control (0.8%)
Allied Waste Industries, Inc.*..........     33,170           483,038
Republic Services, Inc., Class A*.......    425,000         7,304,688
Waste Management, Inc...................     47,112         1,307,358
                                                      ---------------
                                                            9,095,084
                                                      ---------------
Printing and Publishing (0.0%)
Aether Systems, Inc.*...................      2,725           106,616
Applied Graphics Technologies, Inc.*....        280               945
Workflow Management, Inc.*..............     14,952           102,795
                                                      ---------------
                                                              210,356
                                                      ---------------
Railroad (0.0%)
Kansas City Southern Industries,
  Inc.*.................................     31,550           319,444
                                                      ---------------
Restaurants and Lodging (1.0%)
Applebee's International, Inc...........    236,000         7,419,250
CEC Entertainment, Inc.*................     42,600         1,453,725

24     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
Restaurants and Lodging (continued)
Four Seasons Hotels, Inc. (Canada)......      5,800   $       369,025
Friendly Ice Cream Corp.*...............     40,000            82,500
Hilton Hotels Corp......................    106,443         1,117,652
MeriStar Hotels & Resorts, Inc.*........     50,000           131,250
Papa John's International, Inc.*........     10,800           240,300
Schlotzsky's, Inc.*.....................    131,500           328,750
                                                      ---------------
                                                           11,142,452
                                                      ---------------
Special Products and Services (0.0%)
Avanex Corp.*...........................      2,300           136,994
Aztec Technology Partners, Inc.*........    100,178            21,919
Central Parking Corp....................      9,300           186,000
                                                      ---------------
                                                              344,913
                                                      ---------------
Stores (2.4%)
Autonation, Inc.*.......................  1,714,400        10,286,400
Consolidated Stores Corp.*..............    110,600         1,175,125
CVS Corp................................     23,600         1,414,525
Home Depot, Inc.........................     24,600         1,123,913
Office Depot, Inc.*.....................  1,144,650         8,155,631
Wal-Mart Stores, Inc....................     84,400         4,483,750
                                                      ---------------
                                                           26,639,344
                                                      ---------------
Supermarkets (0.1%)
Rite Aid Corp.*.........................    626,700         1,488,413
                                                      ---------------
Telecom--Wireless (0.9%)
American Tower Systems Corp., Class
  A*....................................    224,197         8,491,461
SBA Communications Corp.*...............      7,600           312,075
Spectrasite Holdings, Inc.*.............     81,800         1,083,850
                                                      ---------------
                                                            9,887,386
                                                      ---------------
Telecom--Wireline (14.1%)
Accelerated Networks, Inc.*.............      2,250             6,258
Airgate PCS, Inc.*......................      2,925           103,838
Alamosa PCS Holdings, Inc.*.............      3,830            30,640
Amdocs Ltd.*............................      3,231           214,054
AT&T Wireless Group*....................     50,000           865,625
Avici Systems, Inc.*....................      1,200            29,550
Cabletron Systems, Inc.*................      1,400            21,088
Cisco Systems, Inc.*....................  3,378,033       129,209,762
Corning, Inc............................     78,800         4,161,625
Corvis Corp.*...........................      6,410           152,638
Cosine Communications, Inc.*............      1,580            21,923
Crown Castle International Corp.*.......      1,400            37,888
Digex, Inc.*............................      5,925           133,313
Echostar Communications Corp.*..........     34,200           778,050
Extreme Networks, Inc.*.................     50,000         1,956,250
Finisar Corp.*..........................      6,400           185,600
Flag Telecom Holdings Ltd. (Bermuda)*...        390             2,438
Foundry Networks, Inc.*.................      3,150            47,250
Ibasis, Inc.*...........................      8,680            35,805
JNI Corp.*..............................      1,375            31,195
Nextel Partners, Inc.,Class A*..........      5,700            95,831
                                          Number of       Market
                                            Shares         Value
                                          ----------  ---------------
Telecom--Wireline (continued)
Nortel Networks Corp. (Canada)..........    600,906   $    19,266,549
Stratos Lightwave, Inc.*................      1,660            28,324
Sycamore Networks, Inc.*................      5,625           209,531
                                                      ---------------
                                                          157,625,025
                                                      ---------------
Utilities--Telephone (3.1%)
Global Crossing Ltd.*...................    588,470         8,422,477
Intermedia Communications, Inc.*........     17,700           127,219
Level 3 Communications, Inc.*...........     11,100           364,219
Metromedia Fiber Network, Inc.*.........     26,860           271,958
Mpower Communications Corp.*............     34,350           176,044
Nextel Communications, Inc., Class A*...     28,000           693,000
Sprint Corp.............................      8,200           166,563
Talk.com, Inc.*.........................    578,750           831,953
Time Warner Telecom, Inc.*..............     10,800           685,125
TyCom, Ltd. (Bermuda)*..................     36,100           807,738
Verizon Communications..................        800            40,100
Vodafone Group PLC (United Kingdom).....    690,700         2,533,488
Williams Communications Group, Inc.*....     27,875           327,531
Winstar Communications, Inc.*...........      3,200            37,400
WorldCom, Inc.*.........................  1,176,160        16,539,750
WPP Group PLC (United Kingdom)..........    158,230         2,061,500
XO Communications, Inc., Class A*.......        700            12,469
                                                      ---------------
                                                           34,098,534
                                                      ---------------
Total Common Stocks (Cost $886,933,019)                 1,093,827,268
                                                      ---------------
PREFERRED STOCKS (0.1%)
Computer Software (0.1%)
SAP AG-Vorzug (Germany).................      8,700         1,224,995
                                                      ---------------
Total Preferred Stocks (Cost $882,995)                      1,224,995
                                                      ---------------

TOTAL INVESTMENTS At Market Value
(98.0%)
  (Cost $887,816,014)                     1,095,052,263
Other assets in excess of liabilities
(2.0%)                                       21,913,892
                                          -------------
Net Assets (100.0%)                       $1,116,966,155
                                          =============


Notes to Schedule of Investments

The cost of investments for federal income tax purposes amounts to $888,514,284. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:


Unrealized gains..................................  $516,022,252
Unrealized losses.................................  (309,484,273)
                                                    ------------
  Net unrealized gain.............................  $206,537,979
                                                    ============

   *  Non-income producing security.
 ADR  American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    25

PPI MFS Research Growth Portfolio
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
COMMON STOCKS (96.1%)
Aerospace (4.3%)
Boeing Co...............................    96,600   $    6,375,600
General Dynamics Corp...................    52,500        4,095,000
United Technologies.....................   152,700       12,006,037
                                                     --------------
                                                         22,476,637
                                                     --------------
Apparel & Textiles (0.4%)
Fast Retailing, Inc. (Japan)............    11,000        2,150,420
                                                     --------------
Automotive (0.5%)
Harley-Davidson, Inc....................    71,300        2,834,175
                                                     --------------
Banks and Credit Companies (5.4%)
Bank of Scotland (United Kingdom).......   129,800        1,358,513
Capital One Financial Corp..............    59,200        3,896,100
Chase Manhattan Bank....................    83,950        3,814,478
FleetBoston Financial Corp..............    60,200        2,261,262
John Hancock Financial Services, Inc....    86,300        3,247,037
Novartis AG (Switzerland)...............     2,600        4,606,394
PNC Financial Services Group............    74,500        5,443,156
U.S. Bancorp............................   128,500        3,750,594
                                                     --------------
                                                         28,377,534
                                                     --------------
Biotechnology (2.1%)
Pharmacia Corp..........................   180,359       11,001,899
                                                     --------------
Business Machines (3.5%)
Compaq Computer Corp....................    82,800        1,246,140
International Business Machines Corp....   114,800        9,758,000
Sun Microsystems, Inc.*.................   261,800        7,297,675
                                                     --------------
                                                         18,301,815
                                                     --------------
Business Services (2.6%)
Automatic Data Processing, Inc..........    87,300        5,527,181
Computer Sciences Corp.*................    99,700        5,994,462
VeriSign, Inc.*.........................    30,800        2,284,975
                                                     --------------
                                                         13,806,618
                                                     --------------
Cellular Phones (0.7%)
Sprint Corp. (PCS Group)*...............   179,600        3,670,575
                                                     --------------
Chemicals (0.3%)
Air Products & Chemicals, Inc...........     9,200          377,200
Rohm & Haas Co..........................     5,900          214,244
Syngenta AG (Switzerland)*..............    17,800          957,640
                                                     --------------
                                                          1,549,084
                                                     --------------
Computer Software (0.9%)
Akamai Technologies, Inc.*..............    26,000          547,625
E.Piphany, Inc.*........................    19,000        1,024,813
Exodus Communications, Inc.*............    33,800          676,000
Oracle Systems Corp.*...................    77,900        2,263,969
                                                     --------------
                                                          4,512,407
                                                     --------------
Computer Software--PC (1.8%)
Macromedia, Inc.*.......................    24,300        1,476,225
Microsoft Corp.*........................   179,300        7,777,137
                                                     --------------
                                                          9,253,362
                                                     --------------
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Computer Software--Systems (3.7%)
Bea Systems, Inc.*......................     4,600   $      309,637
Check Point Software Technologies Ltd.
  (Israel)*.............................     3,300          440,756
EMC Corp.*..............................   190,100       12,641,650
Rational Software Corp.*................    24,300          946,181
Veritas Software Corp.*.................    57,412        5,023,550
                                                     --------------
                                                         19,361,774
                                                     --------------
Conglomerates (3.2%)
Tyco International Ltd..................   301,800       16,749,900
                                                     --------------
Electrical Equipment (3.0%)
General Electric Co.....................   330,400       15,838,550
                                                     --------------
Electronics (3.2%)
Analog Devices, Inc.*...................    27,100        1,387,181
Atmel Corp.*............................   129,700        1,507,762
Flextronics International Ltd.*.........   190,264        5,422,524
Intel Corp..............................   220,400        6,625,775
Sanmina Corp.*..........................    20,800        1,593,800
SCI Systems, Inc.*......................    21,400          564,425
                                                     --------------
                                                         17,101,467
                                                     --------------
Entertainment (3.2%)
Clear Channel Communications, Inc.*.....    53,800        2,605,937
Comcast Corp.*..........................    82,000        3,423,500
Gemstar-TV Guide International, Inc.*...    33,500        1,545,187
Infinity Broadcasting Corp.*............    73,400        2,050,612
Time Warner, Inc........................    32,200        1,682,128
Viacom, Inc., Class B*..................   121,817        5,694,945
                                                     --------------
                                                         17,002,309
                                                     --------------
Financial Institutions (3.6%)
Citigroup, Inc..........................   230,694       11,779,812
Goldman Sachs Group, Inc................    14,670        1,568,773
Lehman Brothers Holdings................    10,900          737,112
Merrill Lynch & Co......................    50,000        3,409,375
Morgan Stanley Dean Witter..............    20,800        1,648,400
                                                     --------------
                                                         19,143,472
                                                     --------------
Food and Beverage Products (1.4%)
Anheuser Busch Co., Inc.................    69,800        3,175,900
Quaker Oats Co..........................    44,600        4,342,925
                                                     --------------
                                                          7,518,825
                                                     --------------
Insurance (5.5%)
Aflac, Inc..............................    47,300        3,414,469
American International Group, Inc.......   103,862       10,236,898
CIGNA Corp..............................    13,000        1,719,900
Hartford Financial Services Group.......    60,200        4,251,625
HSBC Holdings PLC (United Kingdom)......   217,721        3,204,178
St. Paul Companies, Inc.................    76,000        4,127,750
Unumprovident Corp......................    82,400        2,214,500
                                                     --------------
                                                         29,169,320
                                                     --------------
Internet (0.0%)
Selectica, Inc.*........................     5,200          125,775
                                                     --------------

26     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Machinery (1.6%)
Deere & Co..............................   122,400   $    5,607,450
Ingersoll Rand Co.......................    33,900        1,419,562
SPX Corp.*..............................    13,200        1,428,075
                                                     --------------
                                                          8,455,087
                                                     --------------
Medical and Health Products (6.5%)
American Home Products Corp.............   142,300        9,043,165
Applera Corp.-Applied Biosystems
  Group.................................    55,500        5,220,469
Bristol-Myers Squibb Co.................   176,000       13,013,000
Pfizer, Inc.............................   152,225        7,002,350
                                                     --------------
                                                         34,278,984
                                                     --------------
Medical and Health Technology Services
  (1.4%)
Medtronic, Inc..........................   124,100        7,492,537
                                                     --------------
Metals and Minerals (0.8%)
Alcoa, Inc..............................   129,000        4,321,500
                                                     --------------
Oil Services (3.8%)
Baker Hughes, Inc.......................    24,300        1,009,969
Global Marine, Inc.*....................   192,700        5,467,862
Noble Drilling Corp.*...................    88,700        3,852,906
Santa Fe International Corp.............    97,000        3,110,063
Transocean Sedco Forex, Inc.............    79,800        3,670,800
Weatherford International*..............    63,300        2,990,925
                                                     --------------
                                                         20,102,525
                                                     --------------
Oils (6.3%)
BP Amoco PLC (United Kingdom)...........   130,192        6,232,942
Conoco, Inc., Class B...................   199,400        5,770,138
Devon Energy Corp.......................    23,900        1,457,183
EOG Resources, Inc......................    38,200        2,089,063
Exxon Mobil Corp........................   118,796       10,327,827
Royal Dutch Petroleum Co. N.V.
  (Netherlands).........................   121,300        7,440,651
                                                     --------------
                                                         33,317,804
                                                     --------------
Printing and Publishing (0.2%)
Reader's Digest Association, Inc........    32,700        1,279,388
                                                     --------------
Stores (5.6%)
CVS Corp................................   246,500       14,774,594
Radioshack Corp.........................   104,800        4,486,750
Wal-Mart Stores, Inc....................   199,100       10,577,188
                                                     --------------
                                                         29,838,532
                                                     --------------
Supermarkets (2.6%)
Safeway, Inc.*..........................   223,400       13,962,500
                                                     --------------
Telecom--Wireless (1.2%)
American Tower Systems Corp., Class
  A*....................................    86,000        3,257,250
SBA Communications Corp.*...............    80,300        3,297,319
                                                     --------------
                                                          6,554,569
                                                     --------------
Telecom--Wireline (9.7%)
Allegiance Telecom, Inc.*...............    10,800          240,468
Brocade Communications Systems, Inc.*...    17,400        1,597,538
Cabletron Systems, Inc.*................    74,600        1,123,663
CIENA Corp.*............................   103,500        8,409,375
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Telecom--Wireline (continued)
Cisco Systems, Inc.*....................   358,300   $   13,704,975
Comverse Technology, Inc.*..............    55,900        6,072,138
Corning, Inc............................   146,551        7,739,725
Echostar Communications Corp.*..........   108,700        2,472,925
Emulex Corp.*...........................    23,400        1,870,538
Extreme Networks, Inc.*.................    27,100        1,060,288
Flag Telecom Holdings Ltd. (Bermuda)*...   153,030          956,438
Nortel Networks Corp. (Canada)..........   124,800        4,001,400
QLogic Corp.*...........................    17,471        1,345,267
Redback Networks, Inc.*.................    20,800          852,800
                                                     --------------
                                                         51,447,538
                                                     --------------
Utilities--Electric (1.5%)
AES Corp.*..............................    92,800        5,138,800
Calpine Corp.*..........................    66,700        3,005,669
                                                     --------------
                                                          8,144,469
                                                     --------------
Utilities--Gas (1.6%)
Dynegy, Inc.............................    65,800        3,688,913
Enron Corp..............................    45,000        3,740,625
Williams Companies, Inc.................    18,900          754,819
                                                     --------------
                                                          8,184,357
                                                     --------------
Utilities--Telephone (4.0%)
Global Crossing Ltd.*...................   197,400        2,825,288
Level 3 Communications, Inc.*...........    52,900        1,735,781
Metromedia Fiber Network, Inc.*.........   251,300        2,544,413
Qwest Communications International,
  Inc.*.................................   179,800        7,371,800
Time Warner Telecom, Inc.*..............    15,800        1,002,313
TyCom, Ltd. (Bermuda)*..................    92,200        2,062,975
Vodafone Group PLC (United Kingdom).....   908,677        3,333,027
                                                     --------------
                                                         20,875,597
                                                     --------------
Total Common Stocks (Cost $474,601,377)                 508,201,305
                                                     --------------

TOTAL INVESTMENTS At Market Value
(96.1%)
  (Cost $474,601,377)                       508,201,305
Other assets in excess of liabilities
(3.9%)                                       20,380,526
                                          -------------
Net Assets (100.0%)                       $ 528,581,831
                                          =============

Notes to Schedule of Investments

The cost of investments for federal income tax purposes amounts to $475,156,441. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:


Unrealized gains..................................  $88,268,045
Unrealized losses.................................  (55,223,181)
                                                    -----------
  Net unrealized gain.............................  $33,044,864
                                                    ===========

   *  Non-income producing security.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    27

PPI MFS Capital Opportunities Portfolio
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
COMMON STOCKS (98.3%)
Aerospace (4.0%)
Boeing Co...............................    73,900   $    4,877,400
General Motors Corp.*...................   155,100        3,567,300
United Technologies.....................   114,200        8,978,975
                                                     --------------
                                                         17,423,675
                                                     --------------
Banks and Credit Companies (4.9%)
Bank Of America Corp....................    82,400        3,780,100
Chase Manhattan Bank....................   159,650        7,254,097
FleetBoston Financial Corp..............   114,700        4,308,419
Novartis AG (Switzerland)...............     1,200        2,126,028
U.S. Bancorp............................   139,600        4,074,575
                                                     --------------
                                                         21,543,219
                                                     --------------
Biotechnology (0.8%)
Pharmacia Corp..........................    56,538        3,448,818
                                                     --------------
Business Machines (1.3%)
Compaq Computer Corp....................   208,900        3,143,945
Dell Computer Corp.*....................   160,500        2,798,719
                                                     --------------
                                                          5,942,664
                                                     --------------
Business Machines--Peripherals (0.4%)
Network Appliance, Inc.*................    26,900        1,726,644
                                                     --------------
Business Services (0.4%)
Computer Sciences Corp.*................    32,200        1,936,025
                                                     --------------
Cellular Phones (2.5%)
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................   744,500        4,066,236
Libertel N.V. (Netherlands)*............   118,000        1,325,423
Sprint Corp. (PCS Group)*...............   249,200        5,093,025
Telesystems International Wireless, Inc.
  (Canada)*.............................    71,900          368,487
                                                     --------------
                                                         10,853,171
                                                     --------------
Computer Software (1.5%)
Art Technology Group, Inc.*.............    43,800        1,338,637
E.Piphany, Inc.*........................    40,050        2,160,197
Oracle Systems Corp.*...................   102,300        2,973,094
                                                     --------------
                                                          6,471,928
                                                     --------------
Computer Software--PC (1.4%)
Microsoft Corp.*........................   138,200        5,994,425
                                                     --------------
Computer Software--Systems (3.3%)
Check Point Software Technologies Ltd.
  (Israel)*.............................     6,000          801,375
EMC Corp.*..............................    91,200        6,064,800
I2 Technologies, Inc.*..................    20,970        1,140,244
Rational Software Corp.*................    49,200        1,915,725
Veritas Software Corp.*.................    51,983        4,548,513
                                                     --------------
                                                         14,470,657
                                                     --------------
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Conglomerates (2.9%)
Tyco International Ltd..................   231,788   $   12,864,234
                                                     --------------
Electrical Equipment (0.4%)
Honeywell International, Inc............    41,762        1,975,865
                                                     --------------
Electronics (3.4%)
Fairchild Semiconductor Corp.*..........    70,400        1,016,400
Flextronics International Ltd.*.........   253,000        7,210,500
Intel Corp..............................    55,000        1,653,437
Micron Technology, Inc.*................   101,000        3,585,500
Samsung Electronics (South Korea).......    11,090        1,385,154
Xilinx, Inc.*...........................     4,700          216,787
                                                     --------------
                                                         15,067,778
                                                     --------------
Entertainment (4.1%)
AT&T Corp. - Liberty Media Group*.......    63,900          866,644
Clear Channel Communications, Inc.*.....    44,800        2,170,000
Comcast Corp.*..........................   111,400        4,650,950
Cox Communications, Inc., Class A*......    20,700          963,844
Harrah's Entertainment, Inc.*...........   102,200        2,695,525
Infinity Broadcasting Corp.*............   134,225        3,749,911
UnitedGlobalCom, Inc., Class A*.........   129,200        1,760,350
Viacom, Inc., Class B*..................    27,600        1,290,300
                                                     --------------
                                                         18,147,524
                                                     --------------
Financial Institutions (6.1%)
Charles Schwab & Co., Inc...............    36,000        1,021,500
Citigroup, Inc..........................   126,234        6,445,824
Federal Home Loan Mortgage Corp.........   114,000        7,851,750
Federal National Mortgage Association...     7,500          650,625
First Union Corp........................    38,600        1,073,562
Goldman Sachs Group, Inc................    28,800        3,079,800
Lehman Brothers Holdings................    53,100        3,590,887
Morgan Stanley Dean Witter..............    41,400        3,280,950
                                                     --------------
                                                         26,994,898
                                                     --------------
Insurance (5.9%)
Ace, Ltd. (Bermuda).....................    30,300        1,285,856
Aflac, Inc..............................    48,100        3,472,219
American International Group, Inc.......    24,750        2,439,422
CIGNA Corp..............................     8,100        1,071,630
Hartford Financial Services Group.......    87,500        6,179,687
HSBC Holdings PLC (United Kingdom)......   197,900        2,912,475
St. Paul Companies, Inc.................    41,100        2,232,244
Unumprovident Corp......................   230,000        6,181,250
                                                     --------------
                                                         25,774,783
                                                     --------------
Machinery (1.3%)
Deere & Co..............................    57,000        2,611,312
Ingersoll Rand Co.......................    74,800        3,132,250
                                                     --------------
                                                          5,743,562
                                                     --------------

28     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Media--Cable (0.3%)
United Pan-Europe Communications N.V.
  (Netherlands)*........................   139,600   $    1,427,633
                                                     --------------
Medical and Health Products (5.5%)
American Home Products Corp.............    85,800        5,452,590
Applera Corp. - Applied Biosystems
  Group.................................    58,600        5,512,062
Bristol-Myers Squibb Co.................   110,500        8,170,094
Pfizer, Inc.............................   105,875        4,870,250
                                                     --------------
                                                         24,004,996
                                                     --------------
Medical and Health Technology Services
  (0.5%)
Medtronic, Inc..........................    39,800        2,402,925
                                                     --------------
Natural Gas--Pipeline (1.1%)
Coastal Corp............................    56,600        4,998,487
                                                     --------------
Oil Services (12.4%)
Baker Hughes, Inc.......................   150,700        6,263,469
Cooper Cameron Corp.*...................    75,800        5,007,537
Global Marine, Inc.*....................   249,900        7,090,912
Grant Prideco, Inc.*....................   391,300        8,584,144
Noble Drilling Corp.*...................    97,300        4,226,469
Santa Fe International Corp.............   268,200        8,599,162
Transocean Sedco Forex, Inc.............   146,761        6,751,006
Weatherford International*..............   171,600        8,108,100
                                                     --------------
                                                         54,630,799
                                                     --------------
Oils (1.0%)
Conoco, Inc., Class B...................   152,800        4,421,650
                                                     --------------
Printing and Publishing (0.3%)
Gannett Co., Inc........................    23,100        1,456,744
                                                     --------------
Special Products and Services (0.1%)
Completel Europe N.V. (Netherlands)*....   119,900          413,607
                                                     --------------
Stores (4.2%)
CVS Corp................................    58,400        3,500,350
Home Depot, Inc.........................    59,000        2,695,562
Radioshack Corp.........................    89,700        3,840,281
The Gap, Inc............................   129,600        3,304,800
Wal-Mart Stores, Inc....................    94,900        5,041,562
                                                     --------------
                                                         18,382,555
                                                     --------------
Supermarkets (2.1%)
Kroger Co.*.............................   164,300        4,446,369
Safeway, Inc.*..........................    78,300        4,893,750
                                                     --------------
                                                          9,340,119
                                                     --------------
Telecom--Wireless (0.6%)
American Tower Systems Corp., Class
  A*....................................    38,100        1,443,037
Pinnacle Holdings, Inc.*................   112,900        1,023,156
                                                     --------------
                                                          2,466,193
                                                     --------------
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Telecom--Wireline (12.3%)
ADC Telecommunications, Inc.*...........   194,800   $    3,530,750
Allegiance Telecom, Inc.*...............   194,950        4,340,679
Brocade Communications Systems, Inc.*...    12,400        1,138,475
Cable & Wireless Optus Ltd.
  (Australia)*..........................  1,118,300       2,320,696
Cabletron Systems, Inc.*................   136,200        2,051,512
China Mobile Ltd. (Hong Kong)*..........    30,900          838,163
CIENA Corp.*............................    33,300        2,705,625
Cisco Systems, Inc.*....................   203,200        7,772,400
Corning, Inc............................   142,000        7,499,375
Digex, Inc.*............................    28,300          636,750
Echostar Communications Corp.*..........   176,000        4,004,000
Extreme Networks, Inc.*.................    58,100        2,273,163
Inrange Technologies Corp.*.............    23,970          405,992
JNI Corp.*..............................    76,840        1,743,308
Nextel Partners, Inc.,Class A*..........    92,100        1,548,431
Nortel Networks Corp. (Canada)..........   121,500        3,895,594
NTL, Inc.*..............................    89,582        2,144,369
QLogic Corp.*...........................    31,600        2,433,200
Redback Networks, Inc.*.................     9,600          393,600
Tekelec*................................    75,895        2,276,850
Tele1 Europe Holding AB ADR (Sweden)*...     6,200           28,675
                                                     --------------
                                                         53,981,607
                                                     --------------
Utilities--Electric (3.9%)
AES Corp.*..............................   123,400        6,833,275
Calpine Corp.*..........................   184,400        8,309,525
Edison International....................   110,600        1,728,125
NiSource, Inc...........................    16,500          507,375
                                                     --------------
                                                         17,378,300
                                                     --------------
Utilities--Gas (1.9%)
Dynegy, Inc.............................    19,400        1,087,613
Enron Corp..............................    33,800        2,809,625
Williams Companies, Inc.................   114,400        4,568,850
                                                     --------------
                                                          8,466,088
                                                     --------------
Utilities--Telephone (7.5%)
Cable & Wireless PLC (United Kingdom)...         1               14
Global Crossing Ltd.*...................   393,400        5,630,538
McLeodUSA, Inc.*........................   198,000        2,796,750
Metromedia Fiber Network, Inc.*.........   186,660        1,889,933
Partner Communications Co., Ltd. ADR
  (Israel)*.............................   353,475        2,076,666
Qwest Communications International,
  Inc.*.................................   123,700        5,071,700
Tele1 Europe Holding AB (Sweden)*.......   125,850          606,647
Vodafone Group PLC (United Kingdom).....  1,649,597       6,050,722
VoiceStream Wireless Corp.*.............     8,800          885,500
Williams Communications Group, Inc.*....    67,000          787,250

                                        See Notes to Financial Statements.    29

PPI MFS Capital Opportunities Portfolio
Schedule of Investments
December 31, 2000 (continued)
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Utilities--Telephone (continued)
Winstar Communications, Inc.*...........    97,750   $    1,142,453
XO Communications, Inc., Class A*.......   334,400        5,956,500
                                                     --------------
                                                         32,894,673
                                                     --------------
Total Common Stocks (Cost $468,353,515)                 433,046,246
                                                     --------------

TOTAL INVESTMENTS At Market Value
(98.3%)
  (Cost $468,353,515)                       433,046,246
Other assets in excess of liabilities
(1.7%)                                        7,386,866
                                          -------------
Net Assets (100.0%)                       $ 440,433,112
                                          =============

Notes to Schedule of Investments

The cost of investments for federal income tax purposes amounts to $469,973,516. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:


Unrealized gains..................................  $ 51,621,582
Unrealized losses.................................   (88,548,852)
                                                    ------------
  Net unrealized loss.............................  $(36,927,270)
                                                    ============

   *  Non-income producing security.
 ADR  American Depository Receipt.
 Category percentages are based on net assets.

30     See Notes to Financial Statements.

PPI Scudder International Growth Portfolio
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
COMMON STOCKS (97.6%)
Australia (1.3%)
Broken Hill Proprietary Co. (Mining)*...   411,200   $    4,348,276
Western Mining Corp. Holding Ltd.
  (Mining)..............................   612,900        2,617,941
                                                     --------------
                                                          6,966,217
                                                     --------------
Belgium (1.2%)
Interbrew (Beverages, Food &
  Tobacco)*.............................   197,500        6,890,933
Interbrew-Strip VVPR (Beverages, Food &
  Tobacco)*.............................    76,000              714
                                                     --------------
                                                          6,891,647
                                                     --------------
Canada (1.8%)
Canadian National Railway Co.
  (Transportation)......................   210,000        6,234,375
Nortel Networks Corp.
  (Telecommunications)..................   112,423        3,591,408
                                                     --------------
                                                          9,825,783
                                                     --------------
France (17.9%)
Accor SA (Lodging)......................    47,703        2,017,722
Alcatel (Communications)................   134,453        7,645,912
Aventis SA (Chemicals)..................   177,259       15,578,407
AXA (Insurance).........................    37,673        5,453,235
Banque National de Paris (Banking)......    61,142        5,373,465
Bic SA (Office Equipment & Supplies)....    98,074        3,861,605
Bouygues SA (Building Materials)........    72,540        3,289,863
Christian Dior SA (Retailers)...........    84,145        4,037,639
Compagnie Generale d'Industrie et de
  Participation (Diversified)*..........    27,168        1,289,592
Credit Lyonnais SA (Financial
  Services).............................   132,028        4,616,491
Etablissements Economiques du Casino SA
  (Food Retailers)......................    60,850        3,975,105
European Aeronautic Defense and Space
  Co. (Aerospace)*......................     5,813          129,276
Eurotunnel SA (Financial Services)*.....  3,470,436       3,457,595
Lagardere S.C.A. (Financial Services)...    29,961        1,740,396
Pinault-Printemps-Redoute SA
  (Retailers)...........................    14,279        3,072,181
Rhodia SA (Chemicals)...................   301,554        4,676,831
Schneider SA (Industrial)...............    48,485        3,541,049
Suez Lyonnaise des Eaux (Diversified)...    50,320        9,199,487
Total SA--Series B (Oil & Gas)..........    87,839       13,078,138
Vivendi Universal SA (Diversified)......    62,321        4,106,349
                                                     --------------
                                                        100,140,338
                                                     --------------
Germany (14.3%)
Allianz AG (Insurance)..................    20,392        7,640,124
Bayer AG (Chemicals)....................   205,740       10,804,395
Bayerische Vereinsbank AG (Banking).....   105,413        5,974,682
Celanese AG (Chemicals).................    13,360          242,992
Commerzbank AG (Banking)................    72,500        2,105,037
Deutsche Bank AG (Financial Services)...    65,989        5,551,958
Deutsche Post AG (Banking)*.............   103,122        2,220,650
Deutsche Telekom AG (Communications)....    79,074        2,385,844
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Germany (continued)
Dresdner Bank AG (Banking)..............    98,470   $    4,299,249
E. On AG (Electric Utilities)...........   284,496       17,328,253
Ergo Versicherungs Gruppe AG
  (Insurance)...........................    25,392        4,296,083
Heidelberger Druckmaschinen AG (Heavy
  Machinery)............................    16,988        1,039,504
Infineon Technologies AG
  (Electronics)*........................    42,753        1,590,544
Metro AG (Retailers)....................   100,800        4,718,388
Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Insurance)...........................    13,729        4,917,400
Siemans AG (Electronics)................    35,849        4,690,505
                                                     --------------
                                                         79,805,608
                                                     --------------
Hong Kong (1.2%)
China Mobile Hong Kong Ltd.
  (Telecommunications)*.................   490,000        2,676,233
Hutchison Whampoa Ltd.
  (Conglomerates).......................   216,900        2,704,396
Legend Holdings Ltd. (Computers &
  Information)..........................  1,344,000         844,301
MTR Corp. (Transportation)*.............   311,000          544,281
                                                     --------------
                                                          6,769,211
                                                     --------------
Italy (7.2%)
Alleanza Assicurazioni SpA
  (Insurance)...........................   189,800        3,027,481
Assicurazione Generali SpA
  (Insurance)...........................   250,600        9,963,781
Banca Intesa SpA (Commercial
  Services).............................  1,458,285       7,017,997
Gruppo Editoriale L'Espresso SpA
  (Media--Broadcasting & Publishing)....         1                9
Gucci Group N.V. (Textiles, Clothing &
  Fabrics)..............................    55,690        4,928,565
Holding di Partecipazioni Industriali
  SpA (Financial Services)..............  1,266,500       1,570,207
Mediobanca SpA (Banking)................   709,000        8,050,411
RAS SpA (Insurance).....................   357,050        5,574,443
                                                     --------------
                                                         40,132,894
                                                     --------------
Japan (19.6%)
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals).....................   279,000        4,630,507
Daiwa Securities Co., Ltd. (Financial
  Services).............................   327,000        3,407,667
DDI Corp. (Communications)..............       269        1,294,715
East Japan Railway Co.
  (Transportation)......................     1,113        6,513,889
Kyocera Corp. (Electronic Components)...    14,500        1,579,446
Matsushita Electric Industrial Co., Ltd.
  (Electronics).........................   362,000        8,632,614
Mitsubishi Estate Co., Ltd. (Real
  Estate)...............................   478,000        5,093,998
Mitsui Fudosan (Real Estate)............   561,000        5,561,978
Mizuho Holdings, Inc. (Financial
  Services).............................     1,212        7,495,598
NEC Corp. (Computers & Information).....   264,000        4,819,716
Nikko Securities Co., Ltd. (Financial
  Services).............................   413,000        3,192,738
Nintendo Corp. Ltd. (Entertainment &
  Leisure)..............................    32,300        5,075,796
Nippon Telegraph & Telephone Corp.
  (Communications)......................       643        4,622,545
Nissan Motor Co., Ltd.
  (Transportation)*.....................   680,000        3,908,436

                                        See Notes to Financial Statements.    31

PPI Scudder International Growth Portfolio
Schedule of Investments
December 31, 2000 (continued)
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Japan (continued)
Nomura Securities Co., Ltd. (Financial
  Services).............................   324,000   $    5,816,027
NTT DoCoMo, Inc. (Communications).......       342        5,885,220
Sakura Bank Ltd. (Banking)..............   897,000        5,406,488
Sankyo Co., Ltd. (Pharmaceuticals)......   207,000        4,954,400
Sanyo Electric Co., Ltd (Electronics)...   325,000        2,696,980
Sony Corp. (Electronics)................    55,000        3,795,424
Sony Corp. ADR (Electronics)............    20,000        1,395,000
Sumitomo Electric Industries
  (Electronics).........................   267,000        4,370,710
Takeda Chemicals Industries, Ltd.
  (Pharmaceuticals).....................    47,000        2,775,331
Toshiba Corp. (Electronics).............   372,000        2,482,616
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals).....................    91,000        3,926,796
                                                     --------------
                                                        109,334,635
                                                     --------------
Netherlands (6.8%)
ABN Amro Holdings N.V. (Financial
  Services).............................   278,810        6,347,249
Akzo Nobel N.V. (Chemicals).............    71,490        3,843,660
ASM Lithography Holding N.V.
  (Electronics)*........................   101,800        2,314,657
Elsevier N.V. (Media--Broadcasting &
  Publishing)...........................   123,800        1,822,286
Equant N.V. (Computer Software &
  Processing)*..........................    83,500        2,185,821
Fortis Amev N.V. (Insurance)............    64,800        2,107,439
Heineken N.V. (Beverages, Food &
  Tobacco)..............................    99,800        6,045,844
Laurus N.V. (Food Retailers)............   117,980        1,120,043
ST Microelectronics N.V.
  (Electronics).........................    55,210        2,413,091
Unilever N.V. CVA (Beverages, Food &
  Tobacco)..............................   103,100        6,531,632
VNU N.V. (Communications)...............    61,200        3,011,419
                                                     --------------
                                                         37,743,141
                                                     --------------
South Korea (0.6%)
SK Telecom Co., Ltd.
  (Telecommunications)..................    16,170        3,234,000
                                                     --------------
Spain (0.8%)
Telefonica SA (Communications)*.........   266,674        4,411,615
                                                     --------------
Sweden (0.7%)
Ericsson AB--B Shares (Telecom
  Equipment)............................   358,100        4,078,365
                                                     --------------
Switzerland (5.1%)
Nestle SA (Beverages, Food & Tobacco)...     4,549       10,633,368
Roche Holding AG (Pharmaceuticals)......       425        4,339,095
Swiss Re (Insurance)....................     1,903        4,571,860
UBS AG (Banking)........................    53,160        8,695,084
                                                     --------------
                                                         28,239,407
                                                     --------------
Taiwan (0.0%)
Gigamedia Ltd. (Computers &
  Information)*.........................    53,100          146,025
Hon Hai Precision Industry
  (Industrial)..........................       240            1,217
                                                     --------------
                                                            147,242
                                                     --------------
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
United Kingdom (19.1%)
ARM Holdings PLC (Electronics)*.........   169,020   $    1,277,808
BAE SYSTEMS PLC (Aerospace & Defense)...   860,675        4,912,303
BOC Group PLC (Chemicals)...............   371,030        5,637,801
BP Amoco PLC (Oil & Gas)................  1,083,658       8,743,061
British Airways PLC (Airlines)..........   557,541        3,252,973
British Telecommunications PLC
  (Telecommunications)..................   408,882        3,494,387
Cable & Wireless PLC (Communications)...   378,295        5,103,843
Diageo PLC (Beverages, Food &
  Tobacco)..............................   371,747        4,165,685
EMI Group PLC (Entertainment &
  Leisure)..............................   586,027        4,815,677
GlaxoSmithkline PLC (Medical and Health
  Products)*............................   213,881        6,039,673
Granada Media PLC (144A) (Media--
  Broadcasting & Publishing)+*..........   351,177        2,229,939
Prudential Corp. PLC (Insurance)........   183,350        2,950,358
Reed International PLC
  (Media--Broadcasting & Publishing)....  1,347,067      14,088,570
Reuters Group PLC (Financial
  Services).............................   501,157        8,483,636
Rio Tinto PLC (Mining)..................   367,272        6,464,171
Shell Transport & Trading Co. PLC (Oil &
  Gas)..................................  1,184,218       9,713,667
Vodafone Group PLC
  (Telecommunications)..................  4,179,415      15,330,094
                                                     --------------
                                                        106,703,646
                                                     --------------
Total Common Stocks (Cost $531,683,400)                 544,423,749
                                                     --------------
PREFERRED STOCKS (0.4%)
Germany (0.4%)
SAP AG-Vorzug (Computer Software &
  Processing)...........................    17,007        2,394,654
                                                     --------------
Total Preferred Stocks (Cost $2,404,811)                  2,394,654
                                                     --------------

                                             Par
                                          ----------
CORPORATE DEBT (0.3%)
France (0.3%)
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................  $1,100,000      1,302,771
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................     300,000        355,301
                                                      -------------
                                                          1,658,072
                                                      -------------
United Kingdom (0.0%)
British Aerospace PLC, 7.45%, 11/30/03
  (Aerospace & Defense)*................      73,479        105,393
                                                      -------------
Total Corporate Debt (Cost $1,868,292)                    1,763,465
                                                      -------------

TOTAL INVESTMENTS At Market Value
(98.3%)
  (Cost $535,956,503)                       548,581,868
Other assets in excess of liabilities
(1.7%)                                        9,358,704
                                          -------------
Net Assets (100.0%)                       $ 557,940,572
                                          =============

32     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Schedule of Investments

The cost of investments for federal income tax purposes amounts to $536,140,796. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:

Unrealized gains..................................  $68,432,318

Unrealized losses.................................  (55,991,246)
                                                    -----------
  Net unrealized gain.............................  $12,441,072
                                                    ===========

   *  Non-income producing security.
   + Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2000 the market value of these securities amount to $2,229,939 or 0.40% of net assets.
 ADR American Depository Receipt.
 Category percentages are based on total net assets.

                                        See Notes to Financial Statements.    33

PPI T. Rowe Price Growth Equity Portfolio
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
COMMON STOCKS (94.6%)
Aerospace & Defense (0.5%)
United Technologies.....................    40,200   $    3,160,725
                                                     --------------
Bank & Trust (3.6%)
Bank of New York Co., Inc...............   109,300        6,031,994
Chase Manhattan Bank....................    83,050        3,773,584
Firstar Corp............................    91,600        2,129,700
Mellon Financial Corp...................   134,500        6,615,719
Wells Fargo & Co........................   114,600        6,381,787
                                                     --------------
                                                         24,932,784
                                                     --------------
Beverages (1.9%)
Coca-Cola Co............................   112,800        6,873,750
Pepsico, Inc............................   123,200        6,106,100
                                                     --------------
                                                         12,979,850
                                                     --------------
Biotechnology (1.5%)
Amgen, Inc.*............................    24,400        1,560,075
Genentech, Inc.*........................    44,400        3,618,600
IDEC Pharmaceuticals Corp.*.............     4,900          928,856
Immnunex Corp.*.........................    30,100        1,222,812
MedImmune, Inc.*........................    69,000        3,290,437
                                                     --------------
                                                         10,620,780
                                                     --------------
Capital Equipment (1.0%)
Honeywell International, Inc............   139,900        6,619,019
                                                     --------------
Computer Services (5.3%)
America Online, Inc.*...................   195,300        6,796,440
Automatic Data Processing, Inc..........   122,500        7,755,781
Concord EFS, Inc.*......................   129,200        5,676,725
Exodus Communications, Inc.*............   187,300        3,746,000
First Data Corp.........................   232,600       12,255,112
                                                     --------------
                                                         36,230,058
                                                     --------------
Computer Software (5.7%)
Ariba, Inc.*............................    34,400        1,844,700
Check Point Software Technologies Ltd.
  (Israel)*.............................     7,400          988,362
Electronic Arts, Inc.*..................    68,200        2,907,025
Macromedia, Inc.*.......................    85,400        5,188,050
Microsoft Corp.*........................   243,300       10,553,137
Oracle Systems Corp.*...................   200,500        5,827,031
Siebel Systems, Inc.*...................    66,800        4,517,350
VeriSign, Inc.*.........................    45,400        3,368,112
Veritas Software Corp.*.................    42,675        3,734,062
                                                     --------------
                                                         38,927,829
                                                     --------------
Conglomerates (1.9%)
Granada Compass PLC (United Kingdom)*...    61,200          666,131
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Conglomerates (continued)
Hutchison Whampoa Ltd. (Hong Kong)......   476,670   $    5,943,312
Tyco International Ltd..................   121,400        6,737,700
                                                     --------------
                                                         13,347,143
                                                     --------------
Distribution Services (0.8%)
SYSCO Corp..............................   180,600        5,418,000
                                                     --------------
Electrical Equipment (2.0%)
General Electric Co.....................   288,700       13,839,556
                                                     --------------
Electronic Components (4.8%)
Altera Corp.*...........................   126,300        3,323,269
Analog Devices, Inc.*...................    91,400        4,678,537
Applied Micro Circuits Corp.*...........    39,800        2,986,867
Intel Corp..............................   102,400        3,078,400
LSI Logic Corp.*........................   185,000        3,161,650
Maxim Intergrated Products, Inc.*.......    46,200        2,208,937
Philips Electronics N.V.
  (Netherlands).........................    86,156        3,159,918
Samsung Electronics (South Korea).......     7,400          924,269
Sony Corp. (Japan)......................    46,600        3,215,759
Texas Instruments, Inc..................    89,400        4,235,325
Xilinx, Inc.*...........................    49,200        2,269,350
                                                     --------------
                                                         33,242,281
                                                     --------------
Electronic Systems (6.5%)
Applera Corp.--Applied Biosystems
  Group.................................    34,200        3,216,937
Applied Materials, Inc.*................   101,600        3,879,850
Dell Computer Corp.*....................   192,300        3,353,231
EMC Corp.*..............................    85,500        5,685,750
Flextronics International Ltd.*.........   277,800        7,917,300
Hewlett-Packard Co......................    72,200        2,278,812
KLA Instruments Corp.*..................   110,600        3,725,837
QLogic Corp.*...........................    13,400        1,031,800
Solectron Corp.*........................   266,400        9,030,960
Waters Corp.*...........................    56,800        4,742,800
                                                     --------------
                                                         44,863,277
                                                     --------------
Energy Services (2.0%)
Baker Hughes, Inc.......................   209,000        8,686,562
El Paso Energy Corp.....................    42,700        3,058,388
Transocean Sedco Forex, Inc.............    39,600        1,821,600
                                                     --------------
                                                         13,566,550
                                                     --------------
Entertainment & Leisure (2.4%)
MGM Mirage, Inc.........................   106,600        3,004,788
Starwood Hotels & Resorts Worldwide,
  Inc...................................    94,100        3,317,025
Viacom, Inc., Class B*..................   157,464        7,361,442
Walt Disney Co..........................    87,300        2,526,244
                                                     --------------
                                                         16,209,499
                                                     --------------
Financial Services (12.6%)
Ambac Financial Group, Inc..............    37,650        2,195,466
Capital One Financial Corp..............    95,200        6,265,350

34     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Financial Services (continued)
Citigroup, Inc..........................   404,010   $   20,629,761
Fairfax Financial Holdings Ltd.
  (Canada)*.............................     9,585        1,459,142
Fairfax Financial Holdings Ltd. (144A)
  (Canada){::}..........................     5,100          776,382
Federal Home Loan Mortgage Corp.........   332,600       22,907,825
Federal National Mortgage Association...   134,300       11,650,525
Goldman Sachs Group, Inc................    12,400        1,326,025
Morgan Stanley Dean Witter..............    73,300        5,809,025
Providian Financial Corp................   135,600        7,797,000
State Street Corp.......................    25,500        3,167,355
Stilwell Financial, Inc.................    69,700        2,748,794
                                                     --------------
                                                         86,732,650
                                                     --------------
General Merchandisers (2.9%)
Kroger Co.*.............................   306,100        8,283,831
Safeway, Inc.*..........................   136,900        8,556,250
Target Corp.............................    92,700        2,989,575
                                                     --------------
                                                         19,829,656
                                                     --------------
Hospital Supplies/Hospital Management
  (3.4%)
Baxter International, Inc...............   115,000       10,155,938
UnitedHealth Group, Inc.................   145,200        8,911,650
Wellpoint Health Networks, Inc.*........    37,000        4,264,250
                                                     --------------
                                                         23,331,838
                                                     --------------
Insurance (3.7%)
Ace, Ltd. (Bermuda).....................   221,200        9,387,175
Hartford Financial Services Group.......    72,000        5,085,000
Loews Corp..............................    56,200        5,820,213
Marsh & McLennan Co., Inc...............    20,000        2,340,000
Mutual Risk Management Ltd..............    59,300          900,619
Partner Re Ltd. (Bermuda)...............    31,500        1,921,500
                                                     --------------
                                                         25,454,507
                                                     --------------
Intergrated Petroleum--International
  (3.5%)
Chevron Corp............................    99,100        8,367,756
Exxon Mobil Corp........................    79,719        6,930,571
Royal Dutch Petroleum Co. N.V.
  (Netherlands).........................   145,000        8,781,563
                                                     --------------
                                                         24,079,890
                                                     --------------
Machinery (0.9%)
Danaher Corp............................    88,400        6,044,350
                                                     --------------
Media & Communications (3.6%)
AT&T Corp.--Liberty Media Group*........   312,200        4,234,213
Clear Channel Communications, Inc.*.....    86,400        4,185,000
Comcast Corp.*..........................   158,100        6,600,675
Fox Entertainment Group Inc.*...........    71,000        1,269,125
Infinity Broadcasting Corp.*............    56,700        1,584,056
Omnicom Group, Inc......................    57,000        4,723,875
WPP Group PLC (United Kingdom)..........   192,900        2,513,198
                                                     --------------
                                                         25,110,142
                                                     --------------
                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Miscellaneous Business Services (0.2%)
Randstad Holdings N.V. (Netherlands)....    76,470   $    1,124,889
                                                     --------------
Miscellaneous Consumer Products (1.7%)
Gillette Co.............................    43,200        1,560,600
Philip Morris Co., Inc..................   231,300       10,177,200
                                                     --------------
                                                         11,737,800
                                                     --------------
Networking (2.3%)
Cisco Systems, Inc.*....................   416,000       15,912,000
                                                     --------------
Pharmaceuticals (8.3%)
Allergan, Inc...........................     9,200          890,675
American Home Products Corp.............   134,600        8,553,830
Bristol-Myers Squibb Co.................    51,400        3,800,388
Johnson & Johnson.......................    86,500        9,087,906
Merck & Co., Inc........................    47,900        4,484,638
Pfizer, Inc.............................   439,625       20,222,750
Pharmacia Corp..........................    84,474        5,152,914
Schering-Plough Corp....................    90,400        5,130,200
                                                     --------------
                                                         57,323,301
                                                     --------------
Specialized Computer (0.2%)
Sun Microsystems, Inc.*.................    55,600        1,549,850
                                                     --------------
Specialty Merchandisers (3.6%)
CVS Corp................................   117,100        7,018,681
Home Depot, Inc.........................   139,500        6,373,406
The Gap, Inc............................    19,900          507,450
Wal-Mart de Mexico SA ADR (Mexico)*.....   120,200        2,391,860
Wal-Mart Stores, Inc....................   160,000        8,500,000
                                                     --------------
                                                         24,791,397
                                                     --------------
Telecom Equipment (4.3%)
Corning, Inc............................   121,900        6,437,844
Crown Castle International Corp.*.......   215,000        5,818,438
Furukawa Electric Co., Ltd. (Japan).....    99,000        1,725,233
JDS Uniphase Corp.*.....................    16,200          675,338
Juniper Networks, Inc.*.................    29,400        3,706,238
Nokia Oyj ADR (Finland).................   114,000        4,959,000
Nortel Networks Corp. (Canada)..........    60,600        1,942,988
SDL, Inc.*..............................    31,300        4,638,269
                                                     --------------
                                                         29,903,348
                                                     --------------
Telephones (0.6%)
SBC Communications, Inc.................    36,700        1,752,425
WorldCom, Inc.*.........................   144,874        2,037,291
                                                     --------------
                                                          3,789,716
                                                     --------------
Wireless & Alternative Telecommunications (2.9%)
Asia Global Crossing Ltd.*..............   104,000          682,500
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................   535,200        2,923,102
China Unicom Ltd. ADR (China)*..........   126,900        1,871,775
Nextel Communications, Inc., Class A*...    89,300        2,210,175
Sprint Corp. (PCS Group)*...............   159,200        3,253,650

                                        See Notes to Financial Statements.    35

PPI T. Rowe Price Growth Equity Portfolio
Schedule of Investments
December 31, 2000 (continued)
--------------------------------------------------------------------------------

                                          Number of      Market
                                           Shares        Value
                                          ---------  --------------
Wireless & Alternative Telecommunications
  (continued)
Vodafone Group PLC (United Kingdom).....  1,894,914  $    6,950,545
XO Communications, Inc., Class A*.......   114,400        2,037,750
                                                     --------------
                                                         19,929,497
                                                     --------------
Total Common Stocks (Cost $577,599,824)                 650,602,182
                                                     --------------

TOTAL INVESTMENTS At Market Value
(94.6%)
  (Cost $577,599,824)                       650,602,182
Other assets in excess of liabilities
(5.4%)                                       37,338,063
                                          -------------
Net Assets (100.0%)                       $ 687,940,245
                                          =============

Notes to Schedule of Investments

The cost of investments for federal income tax purposes amounts to $583,278,633. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:


Unrealized gains..................................  $131,620,954
Unrealized losses.................................  (64,297,405)
                                                    -----------
  Net unrealized gain.............................  $67,323,549
                                                    ===========

   *  Non-income producing security.
 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
      December 31, 2000 the market value of these securities amounted to $776,382 or 0.11% of net assets.
 ADR American Depository Receipt.
 Category percentages are based on net assets.

36     See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------------------------

                                                                                               PPI Scudder       PPI T. Rowe Price
                            PPI MFS Emerging   PPI MFS Research      PPI MFS Capital      International Growth     Growth Equity
                           Equities Portfolio  Growth Portfolio  Opportunities Portfolio        Portfolio            Portfolio
                           ------------------  ----------------  -----------------------  ---------------------  ------------------
Assets:
Investments, at market
  value..................    $1,095,052,263      $508,201,305         $433,046,246            $548,581,868          $650,602,182
Cash.....................        29,154,509        17,242,705            7,636,464               7,746,445            37,904,219
Cash denominated in
  foreign currencies.....                --                --               21,148               6,229,774                    --
Receivable for:
  Dividends and
    interest.............           224,792           277,118              184,440                 322,834               652,926
  Investments sold.......            21,877         7,733,854            7,027,549               2,765,669             1,484,309
  Fund shares sold.......                --                --            1,023,933                      --                    --
  Recoverable foreign
    taxes................             4,194            12,466                7,167                 547,016                 4,115
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............                --             6,384                9,592                      --                    --
                             --------------      ------------         ------------            ------------          ------------
      Total Assets.......     1,124,457,635       533,473,832          448,956,539             566,193,606           690,647,751
                             --------------      ------------         ------------            ------------          ------------

Liabilities:
Payable for:
  Investments
    purchased............         1,425,375         4,107,843            8,127,911                 713,524             1,496,595
  Fund shares redeemed...         5,317,054           426,802               85,784               7,070,367               355,828
Due to custodian.........                --                --                   --                      --               441,608
Administrative services
  fees payable...........           121,540            63,290               86,037                  88,235                81,859
Advisery fees payable....           627,511           294,066              223,695                 352,939               327,434
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............                --                --                   --                  27,969                 4,182
                             --------------      ------------         ------------            ------------          ------------
      Total
        Liabilities......         7,491,480         4,892,001            8,523,427               8,253,034             2,707,506
                             --------------      ------------         ------------            ------------          ------------
NET ASSETS...............    $1,116,966,155      $528,581,831         $440,433,112            $557,940,572          $687,940,245
                             ==============      ============         ============            ============          ============
Net assets represented
  by:
Paid-in Capital..........    $  850,349,275      $402,589,531         $402,659,883            $434,748,555          $520,910,722
Net unrealized gain
  (loss) on investments
  and foreign currency
  related translations...       207,236,730        33,598,876          (35,307,585)             12,254,666            73,001,902
Undistributed net
  investment income......            41,461            13,069                9,802               1,366,934               818,027
Accumulated net realized
  gain...................        59,338,689        92,380,355           73,071,012             109,570,417            93,209,594
                             --------------      ------------         ------------            ------------          ------------
NET ASSETS...............    $1,116,966,155      $528,581,831         $440,433,112            $557,940,572          $687,940,245
                             ==============      ============         ============            ============          ============
Capital Shares, $.001 par
  value:
Outstanding..............        19,140,309        40,408,486            9,917,197              30,263,823            11,382,860
Net Assets...............    $1,116,966,155      $528,581,831         $440,433,112            $557,940,572          $687,940,245
Net Asset Value, offering
  and
  redemption price per
  share (net
  assets divided by
  shares outstanding)....    $        58.36      $      13.08         $      44.41            $      18.44          $      60.44

Cost of investments......    $  887,816,014      $474,601,377         $468,353,515            $535,956,503          $577,599,824
Cost of cash denominated
  in foreign
  currencies.............    $           --      $         --         $     21,050            $  6,582,287          $         --

                                        See Notes to Financial Statements.    37

Portfolio Partners, Inc.
Statements of Operations
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                                               PPI Scudder       PPI T. Rowe Price
                            PPI MFS Emerging   PPI MFS Research      PPI MFS Capital      International Growth     Growth Equity
                           Equities Portfolio  Growth Portfolio  Opportunities Portfolio        Portfolio            Portfolio
                           ------------------  ----------------  -----------------------  ---------------------  ------------------
Investment Income:
Dividends................     $     601,136     $   3,580,896         $   2,059,068           $   8,202,783         $  4,989,009
Interest.................         1,040,745           477,699               574,488                 920,203            1,477,132
                              -------------     -------------         -------------           -------------         ------------
                                  1,641,881         4,058,595             2,633,556               9,122,986            6,466,141
Foreign taxes withheld on
  dividends..............            (4,910)          (55,624)              (29,525)             (1,223,564)             (88,217)
                              -------------     -------------         -------------           -------------         ------------
      Total investment
        income...........         1,636,971         4,002,971             2,604,031               7,899,422            6,377,924
                              -------------     -------------         -------------           -------------         ------------

Investment Expenses:
Investment advisery
  fee....................        (9,803,655)       (3,922,491)           (2,728,324)             (5,160,569)          (4,229,971)
Administrative services
  fees...................        (1,910,993)         (847,800)           (1,049,355)             (1,290,142)          (1,057,493)
                              -------------     -------------         -------------           -------------         ------------
      Total expenses.....       (11,714,648)       (4,770,291)           (3,777,679)             (6,450,711)          (5,287,464)
                              -------------     -------------         -------------           -------------         ------------
Net investment income
  (loss).................       (10,077,677)         (767,320)           (1,173,648)              1,448,711            1,090,460
                              -------------     -------------         -------------           -------------         ------------
Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...        63,930,521        93,566,202            74,582,042             109,570,421           95,492,003
  Foreign currency and
    forward foreign
    currency exchange
    contracts............            (3,730)           (8,300)              (38,837)               (115,328)            (272,432)
                              -------------     -------------         -------------           -------------         ------------
  Net realized gain on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...        63,926,791        93,557,902            74,543,205             109,455,093           95,219,571
                              -------------     -------------         -------------           -------------         ------------
Net change in unrealized
  gain or (loss) on:
  Investments............      (509,266,707)     (117,570,729)         (108,834,973)           (242,954,004)         (98,108,258)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............               536               955                (1,593)               (353,807)                 711
                              -------------     -------------         -------------           -------------         ------------
  Net change in
    unrealized gain or
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...      (509,266,171)     (117,569,774)         (108,836,566)           (243,307,811)         (98,107,547)
                              -------------     -------------         -------------           -------------         ------------
Net realized and change
  in unrealized gain
  (loss) on investments,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............      (445,339,380)      (24,011,872)          (34,293,361)           (133,852,718)          (2,887,976)
                              -------------     -------------         -------------           -------------         ------------
Net decrease in net
  assets resulting from
  operations.............     $(455,417,057)    $ (24,779,192)        $ (35,467,009)          $(132,404,007)        $ (1,797,516)
                              =============     =============         =============           =============         ============

38    See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                 PPI MFS Emerging    PPI MFS Emerging   PPI MFS Research   PPI MFS Research
                                Equities Portfolio  Equities Portfolio  Growth Portfolio   Growth Portfolio
                                    Year Ended          Year Ended         Year Ended         Year Ended
                                December 31, 2000   December 31, 1999   December 31, 2000  December 31, 1999
                                ------------------  ------------------  -----------------  -----------------
From Operations:
Net investment loss...........    $  (10,077,677)     $   (7,958,381)     $    (767,320)     $   (129,018)
Net realized gain on
  investments, foreign
  currency and forward foreign
  currency exchange
  contracts...................        63,926,791          22,008,452         93,557,902        56,628,197
Net change in unrealized gain
  or (loss) on investments,
  foreign currency and forward
  foreign currency exchange
  contracts...................      (509,266,171)        503,775,451       (117,569,774)       54,020,010
                                  --------------      --------------      -------------      ------------
Net increase (decrease) in net
  assets resulting from
  operations..................      (455,417,057)        517,825,522        (24,779,192)      110,519,189
                                  --------------      --------------      -------------      ------------
Distributions to Shareholders
  From:
Net investment income.........                --                  --                 --          (989,272)
Net realized gain on sale of
  investments.................       (16,096,254)        (11,777,873)       (42,412,156)               --
                                  --------------      --------------      -------------      ------------
Total distributions...........       (16,096,254)        (11,777,873)       (42,412,156)         (989,272)
                                  --------------      --------------      -------------      ------------
Fund Share Transactions:
Proceeds from shares sold.....       214,433,407         214,534,039         52,129,105        30,056,736
Net Asset Value of shares
  issued in reinvestment of
  dividends and
  distributions...............        16,096,254          11,777,873         42,412,156           989,272
Payments for shares
  redeemed....................      (174,052,112)       (269,397,945)       (52,182,414)      (78,698,870)
                                  --------------      --------------      -------------      ------------
Net increase (decrease) in net
  assets from fund share
  transactions................        56,477,549         (43,086,033)        42,358,847       (47,652,862)
                                  --------------      --------------      -------------      ------------
Change in net assets..........      (415,035,762)        462,961,616        (24,832,501)       61,877,055
Net Assets:
Beginning of year.............     1,532,001,917       1,069,040,301        553,414,332       491,537,277
                                  --------------      --------------      -------------      ------------
End of year...................    $1,116,966,155      $1,532,001,917      $ 528,581,831      $553,414,332
                                  ==============      ==============      =============      ============
End of period net assets
  includes
  undistributed net investment
  income......................    $       41,461      $           --      $      13,069      $         --
                                  ==============      ==============      =============      ============
Share Transactions:
Number of shares sold.........         2,753,817           3,549,758          3,543,354         2,414,242
Number of shares issued
  through reinvestment of
  dividends and
  distributions...............           206,680             182,151          2,920,947            78,020
Number of shares redeemed.....        (2,315,464)         (4,518,790)        (3,499,953)       (6,232,711)
                                  --------------      --------------      -------------      ------------
Net increase (decrease).......           645,033            (786,881)         2,964,348        (3,740,449)
                                  ==============      ==============      =============      ============

                                        See Notes to Financial Statements.    39

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                     PPI Scudder        PPI Scudder
                                    PPI MFS Capital          PPI MFS Capital        International      International
                                Opportunities Portfolio  Opportunities Portfolio  Growth Portfolio   Growth Portfolio
                                      Year Ended               Year Ended            Year Ended         Year Ended
                                   December 31, 2000        December 31, 1999     December 31, 2000  December 31, 1999
                                -----------------------  -----------------------  -----------------  -----------------
From Operations:
Net investment income
  (loss)......................       $  (1,173,648)           $   (457,777)        $     1,448,711     $   3,497,587
Net realized gain on
  investments, foreign
  currency and forward foreign
  currency exchange
  contracts...................          74,543,205              61,048,043             109,455,093        56,433,246
Net change in unrealized gain
  or (loss) on investments,
  foreign currency and forward
  foreign currency exchange
  contracts...................        (108,836,566)             41,061,588            (243,307,811)      201,414,207
                                     -------------            ------------         ---------------     -------------
Net increase (decrease) in net
  assets resulting from
  operations..................         (35,467,009)            101,651,854            (132,404,007)      261,345,040
                                     -------------            ------------         ---------------     -------------
Distributions to Shareholders
  From:
Net investment income.........                  --                (279,096)             (3,123,010)         (613,395)
Net realized gain on sale of
  investments.................         (61,206,388)             (6,519,684)            (58,789,327)      (20,847,850)
                                     -------------            ------------         ---------------     -------------
Total distributions...........         (61,206,388)             (6,798,780)            (61,912,337)      (21,461,245)
                                     -------------            ------------         ---------------     -------------
Fund Share Transactions:
Proceeds from shares sold.....         167,713,306              45,080,345           1,134,413,761       613,938,289
Net Asset Value of shares
  issued in reinvestment of
  dividends and
  distributions...............          61,206,388               6,798,780              61,912,337        21,461,245
Payments for shares
  redeemed....................         (14,872,542)            (18,599,149)         (1,149,068,016)     (602,935,931)
                                     -------------            ------------         ---------------     -------------
Net increase in net assets
  from fund share
  transactions................         214,047,152              33,279,976              47,258,082        32,463,603
                                     -------------            ------------         ---------------     -------------
Change in net assets..........         117,373,755             128,133,050            (147,058,262)      272,347,398
Net Assets:
Beginning of year.............         323,059,357             194,926,307             704,998,834       432,651,436
                                     -------------            ------------         ---------------     -------------
End of year...................       $ 440,433,112            $323,059,357         $   557,940,572     $ 704,998,834
                                     =============            ============         ===============     =============
End of period net assets
  includes undistributed net
  investment income
  (accumulated net investment
  loss).......................       $       9,802            $     (2,993)        $     1,366,934     $   3,156,561
                                     =============            ============         ===============     =============
Share Transactions:
Number of shares sold.........           3,084,929               1,023,579              52,931,104        31,850,222
Number of shares issued
  through reinvestment of
  dividends and
  distributions...............           1,219,980                 155,757               3,166,872         1,072,527
Number of shares redeemed.....            (285,915)               (429,302)            (53,496,034)      (31,077,566)
                                     -------------            ------------         ---------------     -------------
Net increase..................           4,018,994                 750,034               2,601,942         1,845,183
                                     =============            ============         ===============     =============

40    See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                          PPI T. Rowe Price  PPI T. Rowe Price
                                            Growth Equity      Growth Equity
                                              Portfolio          Portfolio
                                             Year Ended         Year Ended
                                          December 31, 2000  December 31, 1999
                                          -----------------  -----------------
From Operations:
Net investment income...................    $   1,090,460      $  1,892,328
Net realized gain on investments,
  foreign currency and forward foreign
  currency exchange contracts...........       95,219,571        58,937,789
Net change in unrealized gain or (loss)
  on investments, foreign currency and
  forward foreign currency exchange
  contracts.............................      (98,107,547)       71,672,237
                                            -------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............       (1,797,516)      132,502,354
                                            -------------      ------------
Distributions to Shareholders From:
Net investment income...................       (1,822,327)       (2,833,451)
Net realized gain on sale of
  investments...........................      (59,132,947)      (12,820,097)
                                            -------------      ------------
Total distributions.....................      (60,955,274)      (15,653,548)
                                            -------------      ------------
Fund Share Transactions:
Proceeds from shares sold...............       35,806,068       144,856,110
Net Asset Value of shares issued in
  reinvestment of dividends and
  distributions.........................       60,955,274        15,653,548
Payments for shares redeemed............      (49,521,814)      (95,388,470)
                                            -------------      ------------
Net increase in net assets from fund
  share transactions....................       47,239,528        65,121,188
                                            -------------      ------------
Change in net assets....................      (15,513,262)      181,969,994
Net Assets:
Beginning of year.......................      703,453,507       521,483,513
                                            -------------      ------------
End of year.............................    $ 687,940,245      $703,453,507
                                            =============      ============
End of period net assets includes
  undistributed net investment income...    $     818,027      $  1,822,326
                                            =============      ============
Share Transactions:
Number of shares sold...................          540,849         2,595,078
Number of shares issued through
  reinvestment of dividends and
  distributions.........................          937,773           271,386
Number of shares redeemed...............         (753,426)       (1,636,888)
                                            -------------      ------------
Net increase............................          725,196         1,229,576
                                            =============      ============

                                        See Notes to Financial Statements.    41

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 2000
--------------------------------------------------------------------------------
1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying variable insurance products offered by Aetna and its insurance company affiliates. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: PPI MFS Emerging Equities Portfolio ("PPI MFS Emerging Equities"), PPI MFS Research Growth Portfolio ("PPI MFS Research Growth"), PPI MFS Capital Opportunities Portfolio (formerly, PPI MFS Value Equity Portfolio) ("PPI MFS Capital Opportunities"), PPI Scudder International Growth Portfolio ("PPI Scudder International Growth") and PPI T. Rowe Price Growth Equity Portfolio ("PPI T. Rowe Price Growth Equity"). Aetna serves as the Investment Adviser to each Portfolio. Aetna Investment Services, LLC, a broker-dealer affiliate of Aetna, serves as each Portfolio's principal underwriter. Massachusetts Financial Services ("MFS") serves as sub-adviser to PPI MFS Emerging Equities, PPI MFS Research Growth and PPI MFS Capital Opportunities. Zurich Scudder Investments, Inc. ("Scudder") serves as sub-adviser to PPI Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to PPI T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

PPI MFS Emerging Equities seeks to provide long-term growth of capital;

PPI MFS Research Growth seeks long-term growth of capital and future income;

PPI MFS Capital Opportunities seeks capital appreciation;

PPI Scudder International Growth seeks long-term growth of capital; and

PPI T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

--------------------------------------------------------------------------------

B. Investment Transactions and Income

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. Federal Income Taxes

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. Option Contracts

PPI MFS Emerging Equities, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity may invest in put and call options. PPI MFS Emerging Equities, PPI MFS Capital Opportunities and PPI Scudder International Growth may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. Futures

PPI MFS Research Growth may not purchase futures or options on futures and securities. PPI Scudder International Growth may enter into options on futures contracts for hedging purposes only. For non-hedging purposes, PPI MFS Emerging Equities, PPI MFS Capital Opportunities and PPI T. Rowe Price Growth Equity may not invest more than 5% of their total assets in premiums for these futures or options on futures.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 2000 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)
Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. Foreign Currency

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

I. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each portfolio may invest up to 15% of its net assets in illiquid securities.

Each Portfolio may also purchase restricted securities, securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

--------------------------------------------------------------------------------

J. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The Price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

3. Investment Advisery and Administrative Service Agreements

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisery fees apply. Below are the Portfolios' investment advisery fee ranges and the effective rates as of December 31, 2000:

                                              Fee Range      Effective Rate
                                              ---------      --------------
PPI MFS Emerging Equities                     .70%-.65%           .66%
PPI MFS Research Growth                       .70%-.65%           .69%
PPI MFS Capital Opportunities                   .65%              .65%
PPI Scudder International Growth                .80%              .80%
PPI T. Rowe Price Growth Equity                 .60%              .60%

Under the terms of separate Subadvisery Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended December 31, 2000, the Investment Adviser paid MFS $7,741,269 for PPI MFS Emerging Equities, PPI MFS Research Growth and PPI MFS Capital Opportunities, paid Scudder $2,417,088 for PPI Scudder International Growth and paid T. Rowe $2,782,865 for PPI T. Rowe Price Growth Equity in accordance with the terms of each agreement.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                           Rate
---------                                           ----
PPI MFS Emerging Equities.........................  0.13%
PPI MFS Research Growth...........................  0.15%
PPI MFS Capital Opportunities.....................  0.25%
PPI Scudder International Growth..................  0.20%
PPI T. Rowe Price Growth Equity...................  0.15%

Each Portfolio's aggregate expenses are limited to the advisery and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least
April 30, 2001, the aggregate of each Portfolio's expenses will not exceed the combined investment advisery and administrative service fee rates shown above.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 2000 (continued)
--------------------------------------------------------------------------------

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000 were:

                                          Cost of Purchases  Proceeds from Sales
                                          -----------------  -------------------
PPI MFS Emerging Equities                      $199,571,266         $193,180,860
PPI MFS Research Growth                         518,478,861          531,553,229
PPI MFS Capital Opportunities                   636,579,773          488,303,208
PPI Scudder International Growth                478,006,079          485,174,284
PPI T. Rowe Price Growth Equity                 505,227,667          535,723,460

5. Forward Foreign Currency Exchange Contracts

At December 31, 2000, PPI MFS Research Growth, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain
(loss) of $6,384, $9,592, ($27,969) and ($4,182) on these contracts, for PPI MFS Research Growth, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity, respectively, are included in the accompanying financial statements. The terms of the open contracts are as follows:

PPI MFS Research Growth

                                  Foreign Currency    U.S. Dollar    U.S. Dollar Value    Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Costs     at December 31, 2000     Gain/(Loss)
--------------------------      --------------------     -----     --------------------     -----------
Purchase Contracts
Swiss Franc, 1/3/01                     491,124         $300,510           $303,850             $3,340
Swiss Franc, 1/4/01                     493,896          302,244            305,594              3,350
Swiss Franc, 1/5/01                     190,468          118,168            117,862               (306)

PPI MFS Capital Opportunities

                                  Foreign Currency    U.S. Dollar    U.S. Dollar Value    Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Costs     at December 31, 2000         Gain
--------------------------      --------------------     -----     --------------------         ----
Purchase Contracts
Swiss Franc, 1/3/01                   1,410,554         $863,094           $872,686             $9,592

PPI Scudder International Growth

                                  Foreign Currency     U.S. Dollar      U.S. Dollar Value    Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold  Proceeds/Costs  at December 31, 2000     Gain/(Loss)
--------------------------      --------------------  --------------  --------------------     -----------
Purchase Contracts
Euro, 1/2/01                             57,902         $   53,864          $   54,436           $    572
Euro, 1/3/01                             47,389             43,972              44,554                582
Euro, 1/4/01                             21,315             19,811              20,041                230
Sale Contracts
Canadian Dollar, 1/3/01                   1,792              1,192               1,194                 (2)
Euro, 1/2/01                            217,070            201,932             204,076             (2,144)
Euro, 1/3/01                            451,557            418,566             424,548             (5,982)
Euro, 1/4/01                             93,803             88,169              88,197                (28)
Great British Pound, 1/2/01             834,753          1,227,638           1,247,299            (19,661)
Great British Pound, 1/3/01              16,439             24,491              24,564                (73)
Japanese Yen, 1/9/01                 30,386,622            264,473             265,936             (1,463)

--------------------------------------------------------------------------------

PPI T. Rowe Price Growth Equity

                                  Foreign Currency    U.S. Dollar    U.S. Dollar Value    Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Cost      at December 31, 2000         Loss
--------------------------      --------------------     ----      --------------------         ----
Sale Contracts
Great British Pound, 1/2/01             154,868         $228,198           $231,406            $(3,208)
Great British Pound, 1/3/01              48,353           71,277             72,251               (974)

6. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At December 31, 2000, Aetna and its insurance company affiliates owned all shares of beneficial interest of the Portfolios.

7. Certain Reclassifications

In accordance with accounting principles generally accepted in the United States of America, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                   Accumulated
                                                           Undistributed Net      Net Realized
                                       Paid-in Capital     Investment Income       Gain (Loss)
                                     Increase (Decrease)  Increase (Decrease)  Increase (Decrease)
                                     -------------------  -------------------  -------------------
PPI MFS Emerging Equities                   (6,249,078)          10,119,138           (3,870,060)
PPI MFS Research Growth                             --              780,389             (780,389)
PPI MFS Capital Opportunities                       --            1,186,443           (1,186,443)
PPI Scudder International Growth                    --             (115,328)             115,328
PPI T. Rowe Price Growth Equity                     --             (272,432)             272,432

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 2000 (continued)
--------------------------------------------------------------------------------

8. Proxy Voting Results (unaudited)

A special meeting of the Company's shareholders was held on November 14, 2000. The results of votes taken among shareholders of the Company, and of each Portfolio, on proposals before them are reported below.

Proposal 1

To approve a new Investment Advisery Agreement between the Company, on behalf of the Portfolios, and Aetna.

                                                        % of        % of
                                                     Outstanding   Shares
                                      # of Shares      Shares       Voted
                                      -----------      ------       -----
PPI MFS Emerging Equities voted as
  follows:
Affirmative                          11,388,880.597      58.809%    92.195%
Against                                 354,181.587       1.829%     2.867%
Abstain                                 610,020.847       3.150%     4.938%
Total                                12,353,083.031      63.788%   100.000%
PPI MFS Research Growth voted as
  follows:
Affirmative                          27,723,293.574      69.663%    93.037%
Against                                 576,341.893       1.449%     1.934%
Abstain                               1,498,428.452       3.765%     5.029%
Total                                29,798,063.919      74.877%   100.000%
PPI MFS Capital Opportunities voted
  as follows:
Affirmative                           7,716,497.946      85.715%    94.484%
Against                                 151,360.325       1.681%     1.853%
Abstain                                 299,118.124       3.323%     3.663%
Total                                 8,166,976.395      90.719%   100.000%
PPI Scudder International Growth
  voted as follows:
Affirmative                          17,469,245.143      55.810%    92.711%
Against                                 549,814.669       1.757%     2.918%
Abstain                                 823,557.363       2.631%     4.371%
Total                                18,842,617.175      60.198%   100.000%
PPI T. Rowe Price Growth Equity
  voted as follows:
Affirmative                           8,303,593.082      74.081%    94.477%
Against                                 143,917.928       1.284%     1.638%
Abstain                                 341,456.371       3.046%     3.885%
Total                                 8,788,967.381      78.411%   100.000%

--------------------------------------------------------------------------------

Proposal 2

To approve a new Subadvisery Agreement between MFS and Aetna.

                                                        % of        % of
                                                     Outstanding   Shares
                                      # of Shares      Shares       Voted
                                      -----------      ------       -----
PPI MFS Emerging Equities voted as
  follows:
Affirmative                          11,293,773.406      58.318%    91.425%
Against                                 372,511.576       1.924%     3.015%
Abstain                                 686,798.049       3.546%     5.560%
Total                                12,353,083.031      63.788%   100.000%
PPI MFS Research Growth voted as
  follows:
Affirmative                          27,616,865.825      69.396%    92.680%
Against                                 563,960.709       1.417%     1.893%
Abstain                               1,617,237.385       4.064%     5.427%
Total                                29,798,063.919      74.877%   100.000%
PPI MFS Capital Opportunities voted
  as follows:
Affirmative                           7,699,944.431      85.531%    94.281%
Against                                 125,057.529       1.389%     1.532%
Abstain                                 341,974.435       3.799%     4.187%
Total                                 8,166,976.395      90.719%   100.000%

Proposal 3

To approve a new Subadvisery Agreement between Scudder and Aetna.

                                                        % of        % of
                                                     Outstanding   Shares
                                      # of Shares      Shares       Voted
                                      -----------      ------       -----
PPI Scudder International Growth
  voted as follows:
Affirmative                          17,456,581.359      55.770%    92.644%
Against                                 499,943.759       1.597%     2.653%
Abstain                                 886,092.057       2.831%     4.703%
Total                                18,842,617.175      60.198%   100.000%

Proposal 4

To approve a new Subadvisery Agreement between T. Rowe and Aetna.

                                                        % of        % of
                                                     Outstanding   Shares
                                      # of Shares      Shares       Voted
                                      -----------      ------       -----
PPI T. Rowe Price Growth Equity
  voted as follows:
Affirmative                           8,266,462.093      73.750%    94.055%
Against                                 159,744.133       1.425%     1.818%
Abstain                                 362,761.155       3.236%     4.127%
Total                                 8,788,967.381      78.411%   100.000%

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 2000 (continued)
--------------------------------------------------------------------------------

8. Proxy Voting Results (unaudited) (continued)
Proposal 5

To approve a "Manager-of-Managers" arrangement for each Portfolio of the Company.

                                                        % of        % of
                                                     Outstanding   Shares
                                      # of Shares      Shares       Voted
                                      -----------      ------       -----
PPI MFS Emerging Equities voted as
  follows:
Affirmative                          11,174,864.358      57.704%    90.462%
Against                                 466,467.977       2.409%     3.776%
Abstain                                 711,750.696       3.675%     5.762%
Total                                12,353,083.031      63.788%   100.000%
PPI MFS Research Growth voted as
  follows:
Affirmative                          27,462,946.956      69.009%    92.164%
Against                                 564,684.351       1.419%     1.895%
Abstain                               1,770,432.612       4.449%     5.941%
Total                                29,798,063.919      74.877%   100.000%
PPI MFS Capital Opportunities voted
  as follows:
Affirmative                           7,610,159.044      84.533%    93.182%
Against                                 214,454.074       2.383%     2.626%
Abstain                                 342,363.277       3.803%     4.192%
Total                                 8,166,976.395      90.719%   100.000%
PPI Scudder International Growth
  voted as follows:
Affirmative                          16,982,575.089      54.255%    90.129%
Against                                 812,056.714       2.595%     4.309%
Abstain                               1,047,985.372       3.348%     5.562%
Total                                18,842,617.175      60.198%   100.000%
PPI T. Rowe Price Growth Equity
  voted as follows:
Affirmative                           8,131,231.513      72.543%    92.516%
Against                                 265,641.631       2.370%     3.023%
Abstain                                 392,094.237       3.498%     4.461%
Total                                 8,788,967.381      78.411%   100.000%

                          Independent Auditors' Report

To the Board of Directors and Shareholders
Portfolio Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PPI MFS Emerging Equities Portfolio, PPI MFS Research Growth Portfolio, PPI MFS Capital Opportunities Portfolio (formerly, PPI MFS Value Equity Portfolio), PPI Scudder International Growth Portfolio, and PPI T. Rowe Price Growth Equity Portfolio, series of Portfolio Partners, Inc. (the Portfolios), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and the period from November 28, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from November 28, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America.

[/S/ KPMG LLP]

Boston, Massachusetts
February 9, 2001